November 14, 2005

Dear PhotoMedex Stockholders:

We made important strides in 2004 in three areas critical to PhotoMedex’ long-term success: Reimbursement, Product Development and Company Growth.

Reimbursement: Private-payer insurance coverage was a major limiting factor to the number of procedures being performed with the XTRAC® laser. Therefore, we spent significant time and energy to educate insurers about the broad clinical and economic support that has been compiled, demonstrating the efficacy and cost-effectiveness of XTRAC psoriasis treatments. Our diligent approach has been successful. I am pleased to report that from the beginning of 2004 positive coverage policies increased from approximately 40% of insured Americans to 75% as of the writing of this letter. As a result of the significant coverage that now exists, we are currently initiating a major marketing launch of the XTRAC in focused, reimbursement-rich areas, including a direct-to-consumer marketing campaign. We believe this will result in driving psoriasis patients to dermatologists that have the XTRAC device.

Product Development: In 2004 we also made significant improvements, both externally and internally, to the XTRAC laser system. The new system has been named the XTRAC Ultra™, and in addition to having a more aesthetically-pleasing look, it is 30% faster and has a much smaller profile than the original XTRAC system. It remains our goal to have the XTRAC become the standard-of-care for mild-to-moderate psoriasis patients. Our market research indicates that 70% of psoriasis patients are treated by approximately 3,200 physicians. With a better, more reliable and more streamlined XTRAC Ultra, we believe there is a tremendous potential for growth in this segment of our Company!

Company Growth: Subsequent to the end of 2004, we acquired ProCyte Corporation, which we believe will contribute in three critical areas to the growth of PhotoMedex. As a result of the acquisition, the PhotoMedex sales force increased five-fold, and we now have 27 representatives calling primarily on dermatologists. Our marketing department headcount and capabilities increased as well, which we believe will allow us to focus on new and expanded marketing programs in 2005 and beyond. Our product offering was broadened with the influx of science-based, physician-dispensed skin care products formulated with Copper Peptide, a significant science-based advancement in skin care. In addition, the acquisition of ProCyte strengthened the Company’s balance sheet and we believe will contribute to the long-term fiscal stability, growth and profitability of PhotoMedex.

PhotoMedex has accomplished a great deal over this last year. As a result of our significant and successful efforts, we are now positioned to begin focused marketing efforts in insurance-rich areas. We will continue efforts as well to obtain our goal of full reimbursement for the XTRAC. With the benefits of the 2005 acquisition of ProCyte combined with the foundation provided by the 2003 acquisition of Surgical Laser Technologies, we believe that we are well-prepared for PhotoMedex to take advantage of the opportunities it has created and to overcome any challenges that are presented as we move the Company forward.

We are extremely grateful to our employees, as these are the people that get it done! We are ever mindful of the patients utilizing the XTRAC and are committed to providing them with the highest quality technology and products to address their treatment needs. We are proud of our partnership with our physician base. Lastly, we are committed to building PhotoMedex in an effort to continuously improve shareholder value.

Sincerely,

/s/ Jeffrey F. O’Donnell

Jeffrey F. O’Donnell
President and CEO

PHOTOMEDEX, INC.
a Delaware corporation

EXECUTIVE OFFICES
147 Keystone Drive
Montgomeryville, Pennsylvania 18936
(215) 619-3600
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 28, 2005
________________________

TO THE STOCKHOLDERS OF PHOTOMEDEX, INC.:

The Annual Meeting of Stockholders (the "Meeting") of PhotoMedex, Inc., a Delaware corporation ("we," "us" or "our"), will be held at our executive offices at 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, on December 28, 2005, at 9:00 a.m., local time, to consider and vote on the following proposals:

PURPOSE OF MEETING

(1)    To elect to our Board of Directors six (6), to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

(2)    To ratify the appointment of Amper, Politziner & Mattia, P.C. as our independent accountants for the fiscal year ending December 31, 2005.

(3)    To approve an amendment to our Amended and Restated 2000 Non-Employee Director Stock Option Plan (the “2000 Non-Employee Director Plan) to increase the number of shares of our common stock reserved for issuance thereunder from 1,000,000 to 1,400,000 shares.

(4)    To adopt our 2005 Equity Compensation Plan (the “2005 Equity Plan”) and to reserve up to 3,160,000 shares of common stock for issuance under the 2005 Equity Plan.

(5)    To adopt our 2005 Investment Plan (the “2005 Investment Plan”) and to reserve up to 400,000 shares of common stock for issuance under the 2005 Investment Plan.

(6)   To approve an award under the 2005 Equity Plan of 525,000 and 335,000 restricted shares of our common stock to Messrs. O’Donnell and McGrath, respectively, and a grant under the 2005 Equity Plan of an incentive stock option of 200,000 shares of our common stock to Mr. O’Donnell.

(7)   To transact such other business as may come before the Meeting and any adjournments thereto.

Our Board of Directors has fixed the close of business on November 9, 2005 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share of PhotoMedex common stock is entitled to one vote on all matters presented at the Annual Meeting. Your vote is important. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. Most stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or (3) by mail. For further details, see "Revocability of Proxies, Voting and Solicitation" on page 3. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves your company significant postage and processing costs. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

PHOTOMEDEX, INC.

Date: November 14, 2005	By:	/s/ Jeffrey F. O'Donnell

Montgomeryville, Pennsylvania		Jeffrey F. O'Donnell Chief Executive Officer

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

Record Date

Only stockholders of record at the close of business on November 9, 2005 (the "Record Date") are entitled to vote at the Meeting. Our common stock is our only class of voting securities. As of the Record Date, we had issued and outstanding 51,285,725 shares of common stock of record entitled to vote.

The list of all stockholders of record on November 9, 2005 will be available at the Meeting and at our offices at 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, (215) 619-3600, for the ten (10) days preceding the Meeting.

Revocability of Proxies, Voting and Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by us. Proxies are being solicited by our directors, officers or employees, who will not receive any additional compensation for such services. In addition, we have retained StockTrans, Inc. to assist in the solicitation of proxies for a fee of approximately $4,000, plus reasonable out-of-pocket expenses, if such solicitation should appear to be necessary or appropriate. Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted for each of the proposals described above. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of common stock is entitled to one vote for each share held as of record, and there are no preemptive rights. Our current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have three options for submitting their votes: (1) via the Internet at www.votestock.com, (2) by telephone at 866-626-4508 or (3) by mail. If you have Internet access, we encourage you to record your vote on the Internet.  It is convenient, and it saves your company significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Annual Meeting and are a registered holder, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded by the vote that you cast at the Annual Meeting. At this year's Annual Meeting, the polls will close at 9:00 a.m. Eastern Time, and no further votes will be accepted after that time. If you have any questions about submitting your vote, call our proxy soliciting firm and transfer agent, StockTrans, Inc. at (610) 649-7300.

You may revoke your proxy at any time prior to the close of the polls at 9:00 a.m. Eastern Time on December 28, 2005 by: (1) submitting a later-dated vote, in person at the Annual Meeting, via the Internet, by telephone or by mail, or (2) delivering instructions to our Corporate Secretary or  Counsel prior to the Annual Meeting via e-mail at dmcgrath@photomedex.com or dwoodward@photomedex.com, or by mail to  Corporate Counsel, PhotoMedex, Inc., at 147 Keystone Drive, Montgomeryville, PA 18936. If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.

Quorum; Abstentions; Broker Non-Votes

Shares representing 50% of the voting power of the 51,285,725 shares of common stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

We will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, we intend to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadline for Receipt of Stockholder Proposals

Proposals of our stockholders that are intended to be presented by such stockholders at our next annual meeting of stockholders must be received by us no later than August 1, 2006, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In the event, however, that we change the meeting date for the 2006 Annual Stockholders Meeting by more than 30 days from December 28, 2006, we will notify stockholders and allow a reasonable time for stockholder proposals to be included in the notice of annual meeting. A stockholder proposal will need to comply with Commission regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

You may write to Jeffrey F. O’Donnell, President and CEO at our principal executive office, 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, to deliver the materials and notices discussed above regarding the requirements for making stockholder proposals.

Requests for Written Materials

Upon written request, we will provide without charge, and are providing in the mailing of this Proxy Statement: (i) a copy of the exhibit to this Proxy Statement, and (ii) a copy of our Annual Report on Form 10-K, for the year ended December 31, 2004, to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on the Record Date. Copies of our Quarterly Reports are available from our website at www.photomedex.com.

Requests should be addressed to us, to the attention of PhotoMedex, Inc., Jeffrey F. O’Donnell, Chief Executive Officer, 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, (215) 619-3600.

DIRECTORS AND EXECUTIVE OFFICERS

Our Directors and Executive Officers

We currently have seven (7) members on our Board of Directors. Six (6) members of our current Board of Directors have been nominated for election at the annual meeting to hold office until the next annual meeting or until their successors are elected and qualify, subject to their prior death, resignation or removal. Mr. McAtee, the seventh director, is retiring from the Board of Directors. See "Proposal 1 - Election of Directors." Officers serve at the discretion of the Board of Directors. There are no family relationships among any of our directors and executive officers.

The following sets forth certain biographical information concerning our current directors and executive officers:

Name	Position	Age

Richard J. DePiano	Non-Executive Chairman of the Board of Directors	63
Jeffrey F. O'Donnell	Director, President and Chief Executive Officer	45
Dennis M. McGrath	Chief Financial Officer and Vice President - Finance and Administration	48
Michael R. Stewart	Chief Operating Officer and Executive Vice President	48
John F. Clifford	Executive Vice President	63
John J. McAtee, Jr.	Director	68
Alan R. Novak	Director	71
Warwick Alex Charlton	Director	45
Anthony J. Dimun	Director	61
David W. Anderson	Director	53

Richard J. DePiano was appointed to our Board of Directors in May 2000 and was unanimously elected to serve as Non-Executive Chairman of the Board on January 31, 2003. Mr. DePiano has been a director of Escalon Medical Corp., a publicly traded healthcare business specializing in the development and marketing of ophthalmic devices and pharmaceutical and vascular access products, since February 1996, and has served as its Chairman and Chief Executive Officer since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano was also the Chairman of the Board of Directors of SLT prior to our acquisition of SLT.

Jeffrey F. O’Donnell joined PhotoMedex in 1999 as President and CEO and has served as a member of the Board of Directors since that date. Prior to PhotoMedex, he joined Radiance Medical Systems (originally Cardiovascular Dynamics) as Vice President of Sales and Marketing from 1995 to 1997; from 1997 to 1999 he served as its President and CEO and subsequently assumed a role as non-executive chairman of the board. Previously, from 1994 to 1995 Mr. O’Donnell held the position of President and CEO of Kensey Nash Corporation. Additionally, he has held several senior sales and marketing management positions at Boston Scientific, Guidant and Johnson & Johnson Orthopedic. In addition to sitting on the Board of Directors for PhotoMedex, Mr. O’Donnell is currently an outside Board Member of Endologix, Inc., Cardiac Sciences and Replication Medical, Inc. and had served until December 28, 2004 on the Board of Escalon Medical Corp. He had served as an outside Board member of AzurTec,

Inc. but resigned from that board in 2003. Mr. O’Donnell graduated from LaSalle University in 1982 with a B.S. in business administration.

Dennis M. McGrath was appointed Chief Financial Officer and Vice President-Finance and Administration in January 2000. Mr. McGrath has held several senior level positions including from February 1999 to January 2000 serving as the Chief Operating Officer of Internet Practice, the largest division for AnswerThink Consulting Group, Inc., a public company specializing in business consulting and technology integration. Concurrently, from August 1999 until January 2000, Mr. McGrath assumed the role of Chief Financial Officer of Think New Ideas, Inc., a public company specializing in interactive marketing services and business solutions. In addition to the financial reporting responsibilities, Mr. McGrath was responsible for the merger integration of Think New Ideas, Inc. and AnswerThink Consulting Group, Inc. From September 1996 to February 1999, Mr. McGrath was the Chief Financial Officer and Executive Vice-President-Operations of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink. Mr. McGrath is a certified public accountant and graduated with a B.S. in accounting from LaSalle University in 1979. Mr. McGrath holds a license from the states of Pennsylvania and New Jersey as a certified public accountant.

Michael R. Stewart was appointed as our Executive Vice President of Corporate Operations on December 27, 2002 immediately following the acquisition of SLT and on July 19, 2005, he was appointed our Chief Operating Officer. From July 1999 to the acquisition, Mr. Stewart was the President and Chief Executive Officer of SLT, and from October 1990 to July 1999 he served as SLT’s Vice President Finance and Chief Financial Officer. Mr. Stewart graduated from LaSalle University with a B.S. in accounting and received an M.B.A. from LaSalle University in 1986. Mr. Stewart passed the CPA examination in New York in 1986.

John F. Clifford was appointed as our Executive Vice President on March 18, 2005, immediately following the acquisition of ProCyte Corporation. Mr. Clifford manages the sales of the domestic XTRAC business segment and the skincare business segment we acquired from ProCyte Corporation. Mr. Clifford was President and Chief Executive Officer and the Chairman of the Board of Directors of ProCyte Corporation prior to March 18, 2005. He joined ProCyte in August 1996. Before joining ProCyte, Mr. Clifford was from 1994 to 1996 the President of Orthofix, Inc. and American Medical Electronics, Dallas-area healthcare companies in the orthopedic market. From 1984 to 1994, he was employed by American Cyanamid’s Davis and Geck Division, a medical device company, initially as the Vice President of Sales and Marketing and later as Division Vice President. From 1964 to 1989, Mr. Clifford held various sales and marketing positions in Ethicon, Inc. and Iolab Corp., both Johnson & Johnson companies. Mr. Clifford holds a B.S. in Economics from Villanova University and an M.B.A in Finance from Drexel University.

John J. McAtee, Jr., has been a member of our Board of Directors since March 4, 1998. From March 4, 1998 until March 8, 1999, Mr. McAtee served as the Non-Executive Chairman of the Board of Directors. From 1990 to 1996, Mr. McAtee was Vice Chairman of Smith Barney, Inc., now known as Salomon Smith Barney, one of the world’s largest investment banking and brokerage firms. Before that, Mr. McAtee was a partner in the New York law firm of Davis Polk & Wardwell for more than 20 years. Mr. McAtee is a graduate of Princeton University and Yale Law School. Mr. McAtee is also a director of Jacuzzi Brands, Inc., a diversified industrial corporation, whose primary business is the manufacture and sale of bath and plumbing products.

Alan R. Novak was appointed to our Board of Directors in October 1997. Mr. Novak is Chairman of Infra Group, L.L.C., an international project finance and development company. He is also Chairman of Lano International, Inc., a real estate development company. Mr. Novak is a graduate of Yale University, Yale Law School, and Oxford University as a Marshall Scholar. Mr. Novak practiced law at Cravath, Swaine & Moore and Swidler & Berlin, Chartered. His public service includes three years as an officer in the United States Marine Corps, a U.S. Supreme Court clerkship with Justice Potter Stewart, Senior Counsel to Senator Edward M. Kennedy, Senior Executive Assistant to Undersecretary of State, Eugene Rostow, and the Executive Director of President Johnson’s Telecommunications Task Force. Mr. Novak was appointed by President Carter and served for five years as Federal Fine Arts Commissioner.

Warwick Alex Charlton was appointed to our Board of Directors and served as the Non-Executive Chairman of the Board of Directors from March 8, 1999 to January 31, 2003. Mr. Charlton is the Managing Director of True North Partners L.L.C., a venture capital firm with a specialty in the healthcare field. Mr. Charlton has more than 20 years of business experience, of which ten years were line management experience and ten years were in the consulting profession (previously with Booz Allen & Hamilton and the Wilkerson Group). Mr. Charlton received an honors degree in Marketing from the University of Newcastle and an M.B.A. from Cranfield Institute of Technology. Mr. Charlton was formerly a Vice President of CSC Healthcare, Inc. and serves as a member of the Board of Directors of Intercure, Inc. and as an advisor to the Board of Directors of Balance Pharmaceuticals, Inc.

Anthony J. Dimun was appointed to our Board of Directors on October 3, 2003. He has served since May 2001 as Chairman of Nascent Enterprises, L.L.C., a medical device venture advisory firm. He also has served since 1987 as the Managing Director and Chief Executive Officer of Strategic Concepts, Inc., a financial advisory company with specific focus on venture capital and acquisition transactions. From March 1991 to May 2001, Mr. Dimun served as Executive Vice President and Chief Financial Officer of Vital Signs, Inc., a publicly held anesthesia and respiratory medical device company and currently serves as a director of Vital Signs, Inc. Mr. Dimun also serves as a member of the Board of Trustees of the New Jersey Center for Biomaterials, a non-profit collaboration of the three leading New Jersey universities. Prior to 1991, Mr. Dimun held positions as a Certified Public Accountant with several national accounting firms and served as Senior Vice President for an international merchant-banking firm.

David W. Anderson was appointed to our Board of Directors on September 28, 2004. Mr. Anderson is the President and Chief Executive Officer of Gentis, Inc., a privately held Company, since November 2004. He has over twenty years of entrepreneurial management experience in the medical device, orthopedics and pharmaceutical field. He has served as President and CEO of Sterilox Technologies, Inc., the world’s leader in the development and marketing of non-toxic biocides, Bionx Implants, Inc., a publicly traded orthopedic sports medicine and trauma company, and Kensey Nash Corporation, a publicly traded cardiology and biomaterials company. In addition, Mr. Anderson was previously Vice President of LFC Financial Corp., a venture capital and leasing company, where he was responsible for LFC’s entry into the healthcare market; and was a founder and Executive Vice President of Osteotech, Inc., a high-technology orthopedic start-up.

Board Meetings, Director Compensation and Annual Meetings

The Board of Directors met seven times in 2004 and took action by means of unanimous written consent four times. Five directors served throughout the year and attended 100% of the meetings. One of the directors serving throughout the year attended 86% of the meetings. One of our former directors, Mr. Navarro, attended one meeting (out of four) before he resigned in July 2004. Mr. Anderson, who became a director in September 2004, attended two meetings (out of three) from October to December 2004.

Directors who are also our employees receive no separate compensation for serving as directors or as members of Board committees. Directors who are not our employees are compensated under the 2000 Non-Employee Director Plan. Each director receives non-qualified options to purchase up to 35,000 shares of common stock on an annual basis. Each outside director receives an annual cash retainer of $20,000 and is also paid $1,000 for personal attendance at each meeting of the Board and each committee meeting held not in conjunction with meetings of the Board itself, and $500 for telephonic attendance at each Board or committee meeting, excluding meetings of limited scope and duration. We pro-rate the retainer for a director serving less than a full year.

Our directors are encouraged to attend the Annual Meeting of Stockholders. Mr. DePiano presided over the 2004 Annual Meeting of Stockholders; other directors were available via telephone for any questions.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our long-standing values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Independent Director Meetings

At least twice a year, the independent members of our Board of Directors meet separately from the full Board of Directors and outside the presence of our management in executive session.

Compensation, Nominations and Corporate Governance and Audit Committees

General. The Board maintains charters for select committees. In addition, the Board has adopted a written set of corporate governance guidelines and a code of business conduct and ethics and a code of conduct for our chief executive and senior financial officers that generally formalize practices that we already have in place. To view the charters of the Audit, Compensation and Nominations and Corporate Governance Committees, the corporate governance guidelines and the codes of conduct and our whistle blower policy, please visit our website at www.photomedex.com (this website address is not intended to function as a hyperlink, and the information contained on our website is not intended to be a part of this proxy statement). The Board has determined that all members of the Board are independent under the revised listing standards of The Nasdaq Stock Market, Inc. (“NASDAQ”), except for Mr. O'Donnell, who is also our Chief Executive Officer.

Compensation Committee. Our Compensation Committee discharges the Board’s responsibilities relating to compensation of our Chief Executive Officer, other executive officers and directors, produces an annual report on executive compensation for inclusion in our annual proxy statement, and provides general oversight of compensation structure. Other specific duties and responsibilities of the Compensation Committee include:

•	reviewing and approving objectives relevant to executive officer compensation;

•	evaluating performance and determining the compensation of our Chief Executive Officer and other executive officers in accordance with those objectives;

•	reviewing employment agreements for executive officers;

•	recommending to the Board the compensation for our directors;

•	administering our stock option plans (except the 2000 Non-Employee Director Stock Option Plan); and

•	evaluating human resources and compensation strategies.

Our Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee is composed of Messrs. McAtee, Novak, Charlton and Dimun. Mr. Dimun serves as the Chairman of the Compensation Committee. The Board of Directors has determined that each member of the Compensation Committee satisfies the independence requirements of the Securities and Exchange Commission (the “Commission”) and NASDAQ. The Compensation Committee held five meetings during 2004.

The Compensation Committee reviews executive compensation from time to time and reports to the Board of Directors, which makes all decisions. The Compensation Committee adheres to several guidelines in carrying out its responsibilities, including performance by the employees, our performance, enhancement of stockholder value, growth of new businesses and new markets and competitive levels of fixed and variable compensation. The Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), provides oversight for employee benefit plans (and changes thereto) and administers our stock option plans and such other employee benefit plans as may be adopted by us from time to time. The report of the Compensation Committee for 2004 is presented below.

Nominations and Corporate Governance Committee. Our Board has established a Nominations and Corporate Governance Committee for the purpose of reviewing all Board-recommended and stockholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full Board as to which persons should be our Board’s nominees. Our Board has adopted a written charter for the Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee is composed of Messrs. McAtee, Novak, DePiano and Anderson. Mr. McAtee serves as the Chairman of the Nominations and Corporate Governance Committee. The Board of Directors has determined that each member of the Nominations and Corporate Governance Committee satisfies the independence requirements of the Commission and NASDAQ. The Nominations and Corporate Governance Committee held one meeting during 2004.

The duties and responsibilities of the Nominations and Corporate Governance Committee include:

•	identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;

•	overseeing the compensation of non-employee directors, including administering the 2000 Non-Employee Director Stock Option Plan;

•	recommending to our Board the director nominees for the next annual meeting of stockholders;

•	recommending to our Board director committee assignments;

•	reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers;

•	monitoring the independence of our board members;

•	developing and overseeing our corporate governance principles applicable to our Board members, officers and employees;

•	monitoring the continuing education program for our directors; and

•	evaluating annually the Nominations and Corporate Governance Committee charter.

Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nominations and Corporate Governance Committee considers these requirements when recommending Board nominees. Our Nominations and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Our Nominations and Corporate Governance Committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. When considering potential director candidates, the Nominations and Corporate Governance Committee also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs, the needs of PhotoMedex and the existing directors. While the Nominations and Corporate Governance Committee has the authority to do so, we have not, as of the date of this proxy statement, paid any third party to assist in identifying and evaluating Board nominees.

Audit Committee. Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;

•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

•	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•	reviewing other risks that may have a significant impact on our financial statements;

•	preparing the Audit Committee report for inclusion in the annual proxy statement;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and

•	evaluating annually the Audit Committee charter.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our Board of Directors has adopted a written charter for the Audit Committee meeting applicable standards of the Commission and NASDAQ. The members of the Audit Committee are Messrs. DePiano, McAtee, Dimun and Anderson. Mr. DePiano serves as Chairman of the Audit Committee. The Audit Committee meets regularly and held ten meetings during 2004.

The Board of Directors has determined that each member of the Audit Committee satisfies the independence and other composition requirements of the Commission and NASDAQ. Our Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K under the Exchange Act, and has the requisite accounting or related financial expertise required by applicable NASDAQ rules.

Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of our Board or Compensation Committee and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past. However, Mr. DePiano, the Chief Executive Officer of Escalon Medical Corp. and Mr. O’Donnell, our Chief Executive Officer, also have served on the board of directors of Escalon Medical Corp. Neither Mr. DePiano nor Mr. O'Donnell has served on the compensation committee of the board of directors of either PhotoMedex, Inc. or Escalon Medical Corp. Mr. O’Donnell resigned from the board of directors of Escalon on December 28, 2004.

Stockholder Communications with the Board of Directors

 Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with our Board of

Directors or with individual directors should direct written correspondence to Davis Woodward, Corporate Counsel at dwoodward@photomedex.com or to the following address (our principal executive offices): Board of Directors, c/o Corporate Secretary, 147 Keystone Drive, Montgomeryville, Pennsylvania 18936. Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Mr. Woodward or the Corporate Secretary, as the case may be, will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case Mr. Woodward or the Corporate Secretary, as the case may be, has the authority to discard the communication or to take appropriate legal action regarding such communication.

Compliance with Section 16 of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the Commission initial reports of ownership and reports of changes in ownership of our equity securities. As of November 9, 2005, we believe that all reports needed to be filed have been filed for the year ended December 31, 2004. In one instance, a report evidencing a director’s exercise of warrants was not filed within the two business days prescribed by SEC rules.

REPORT OF THE AUDIT COMMITTEE

The responsibilities of the Audit Committee of our Board of Directors are set forth in the Audit Committee Charter. The Audit Committee assists the full Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of our financial reporting processes. Our management prepares financial statements and establishes the systems of internal controls and other disclosures.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the acceptability as well as the appropriateness, of significant accounting principles. The Audit Committee also reviewed with management the reasonableness of significant estimates and judgments made in preparing the financial statements as well as the clarity of the disclosures in the financial statements. The Audit Committee reviewed with our independent auditors, Amper, Politziner & Mattia, P.C., their judgments as to the acceptability as well as the appropriateness of our application of accounting principles. Amper, Politziner & Mattia, P.C., had the responsibility for expressing an opinion on the conformity of our annual financial statements with U.S. generally accepted accounting principles. The Audit Committee also discussed with Amper, Politziner & Mattia, P.C., such other matters as are required to be discussed under Statement on Auditing Standards No. 61 (Communications with Audit Committees) and otherwise as required under U.S. generally accepted auditing standards. In addition, the Audit Committee discussed with Amper, Politziner & Mattia, P.C., its independence from management and us, including the impact of non-audit-related services provided to us and the matters included in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with Amper, Politziner & Mattia, P.C., the overall scope and plans for their audit of our final 2003 financial statements. The Audit Committee met with Amper, Politziner & Mattia, P.C., with and without management present, to discuss the results of their reviews and audit, their opinions of our system of internal controls and the overall quality of our financial reporting. The Audit Committee held ten meetings in 2004.

The Audit Committee took special cognizance of a letter received from KPMG LLP in which KPMG LLP stated that it had identified a material weakness in the internal controls over recognition of revenue from sales of laser systems. The Audit Committee noted management's efforts to implement improvements in our internal control procedures. The Audit Committee will continue to oversee and monitor our ongoing efforts to enhance internal controls.

In reliance on the reviews and discussions noted above, the Audit Committee recommended to the full Board of Directors, and the Board of Directors approved, that the audited financial statements for the three years ended December 31, 2004, be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission (the “Commission”).

Members of the Audit Committee:

Richard J. DePiano	John J. McAtee, Jr.	Anthony J. Dimun	David W. Anderson

Notwithstanding any reference in our prior or future filings with the Commission which purport to incorporate this Proxy Statement by reference into another filing, such incorporation does not include any material included herein under the caption "Report of the Audit Committee."

INDEPENDENT AUDITORS

Our Audit Committee has appointed Amper, Politziner & Mattia, P.C. as our independent auditors for the fiscal year ending December 31, 2005. Representatives of Amper, Politziner & Mattia, P.C. are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Audit Committee had appointed KPMG LLP to be our independent auditors for 2004. However, after reviewing the costs incurred in the audit of the 2003 financial statements and the costs forecasted for the audit of the 2004 financial statements, the Audit Committee terminated the engagement of KPMG LLP as our independent auditors, effective June 9, 2004. The Audit Committee recommended and approved the engagement of Amper, Politziner & Mattia, P.C as our principal independent accountants, effective June 9, 2004. Accordingly, we engaged Amper, Politziner & Mattia, P.C. as our principal independent accountants for 2004.

The following table shows the fees paid or accrued by us for the audit and other services provided by Amper, Politziner & Mattia for 2004 and 2003:

	2004	2003
Audit Fees to Amper, Politziner	$201,000	N/A
Audit-Related Fees	0	N/A
Tax Fees	0	N/A
All Other Fees	0	N/A
Total	$201,000	N/A

The following table shows the fees paid or accrued by us for the audit and other services provided by KPMG, LLP for 2004 and 2003:

	2004	2003
Audit Fees to KPMG	$23,000	$201,000
Audit-Related Fees	$74,000	$15,000
Tax Fees	0	0
All Other Fees	0	0
Total	$97,000	$216,000

As defined by the Commission, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,”“audit-related fees,” and “tax fees.”

Audit Fees. The aggregate fees billed to us in 2004 by the independent auditors, Amper, Politziner & Mattia, P.C., for professional services rendered in connection with our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2004 and September 30, 2004 and for the audits of our financial statements and internal controls included in this Annual Report on Form 10-K for 2004, totaled approximately $201,000.

The aggregate fees billed to us in 2004 by the independent auditors, KPMG LLP, or KPMG, for professional services rendered in connection with the review of our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2004, totaled approximately $23,000. We incurred the following fees to KPMG for services rendered for the year ended December 31, 2003: a total of (i) $79,000 incurred in fiscal 2003 for the audit of our financial statements for fiscal 2003 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q for the year ended December 31, 2003, and (ii) approximately an additional $122,000 incurred in fiscal 2004 to complete the audit and review work for the year ended December 31, 2003.

Audit-Related Fees. There were no audit-related fees billed to us by Amper, Politziner & Mattia in 2004 or 2003. The aggregate fees billed to us by KPMG for assurance and related services that were reasonably related to the performance of the audit and review of our financial statements that are not already reported in the paragraph immediately above totaled approximately $74,000 and $15,000 for 2004 and 2003, respectively. These costs primarily related to services provided in connection with the filing of registration statements.

Fees for Tax Services.  The aggregate fees billed to us by Amper, Politziner & Mattia for products and services rendered by the firm for tax consulting were negligible for 2004 and zero for 2003. The aggregate fees billed to us by KPMG for products and services rendered by the firm for tax consulting were negligible for 2004 and 2003.

All Other Fees. The aggregate fees billed to us by Amper, Politziner & Mattia for products and services rendered by the firm for other matters were negligible for 2004 and zero for 2003. The aggregate fees billed to us by KPMG for products and services rendered by the firm for other matters were negligible for 2004 and 2003.

Engagement of the Independent Auditor. The Audit Committee is responsible for approving every engagement of Amper, Politziner & Mattia to perform audit or non-audit services for us before Amper, Politziner & Mattia is engaged to provide those services. Under applicable Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the Commission’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee’s pre-approval policy provides as follows:

• First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage Amper, Politziner & Mattia for the next 12 months. Those services typically include quarterly reviews, specified tax matters, certifications to the lenders as required by financing documents, consultation on new accounting and disclosure standards and, in future years, reporting on management’s internal controls assessment.

• Second, if any new “unlisted” proposed engagement arises during the year, the engagement will require approval of the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation of our executive officers, including our Chief Executive Officer, Chief Financial Officer and Executive Vice President of Corporate Operations, for the years ended December 31, 2004, 2003 and 2002. Mr. Clifford became an executive officer on March 18, 2005.

	Annual Compensation			Long Term Compensation Awards
Name	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	Payouts All other Compensation ($)
Jeffrey F. O'Donnell (CEO)	2004	350,000	150,000	12,000	0	150,000	0	0
	2003	350,000	150,000	12,000	0	125,000	0	0
	2002	350,000	100,000	12,000	0	0	0	0

Dennis M. McGrath (CFO)	2004	285,000	100,000	12,000	0	125,000	0	0
	2003	285,000	100,000	12,000	0	110,000	0	0
	2002	285,000	79,800	12,000	0	0	0	0

Michael R. Stewart(EVP)	2004	235,000	70,000	12,000	0	75,000	0	0
	2003	235,000	70,000	12,000	0	75,000	0	0
	2002	1,808	0	0	0	150,000	0	0

“Bonus” in the foregoing table is the bonus earned in the period, even though it will have been paid in a subsequent period. “Other Annual Compensation” includes a car allowance. “Stock Options” are reflected in the year in which the options were granted.

Employment Agreement with Jeffrey F. O'Donnell. In November 1999, we entered into an employment agreement with Jeffrey F. O'Donnell to serve as our President and Chief Executive Officer and amended and restated that agreement in August 2002. This agreement has been renewed through December 31, 2005 and will expire then if due notice is given by December 1, 2005. If due notice is not given, then the agreement will renew for an additional year and thereafter on an annual basis. Mr. O'Donnell's current base salary is $350,000 per year. If we terminate Mr. O'Donnell other than for "cause" (which definition includes nonperformance of duties or competition of the employee with our business), then he will receive severance pay equal to $350,000, payable over 12 months. If a change of control occurs, Mr. O’Donnell becomes entitled to severance pay by virtue of provisions related to the change of control, then he may become entitled to severance equal to 200% of his then base salary in a lump sum. The Board of Directors intends to renew Mr. O’Donnell’s employment agreement for 2006.

In January 2004, we agreed to extend the life, by one year, of 525,000 options granted to Mr. O’Donnell in November 1999 as part of a block of 650,000 options, bearing an exercise price of $4.63 per share. The Board of Directors intends to let the 525,000 options, as well as 125,000 options granted in 2000, lapse in November 2005. In March 2005, we granted to Mr. O’Donnell options to purchase up to 150,000 shares of common stock.

Employment Agreement with Dennis M. McGrath. In November 1999, we entered into an employment agreement with Dennis M. McGrath to serve as our Chief Financial Officer and Vice President-Finance and Administration and amended and restated that agreement in August 2002. This agreement has been renewed through December 31, 2005 and will expire then if due notice is given by December 1, 2005. If due notice is not given, then the agreement will renew for an additional year and thereafter on an annual basis. Mr. McGrath's current base salary is $285,000 per year. If we terminate Mr. McGrath other than for "cause" (which definition includes nonperformance of duties or competition of the employee with our business), then he will receive severance pay equal to $285,000, payable over 12 months. If a change of control occurs, Mr. McGrath becomes entitled to severance pay by virtue of provisions related to the change of control, then he may become entitled to severance equal to 200% of his then base salary in a lump sum. The Board of Directors intends to renew Mr. McGrath’s employment agreement for 2006.

In January 2004, we agreed to extend the life, by one year, of 350,000 options granted to Mr. McGrath in November 1999, bearing an exercise price of $5.50 per share. The Board of Directors intends to let the 350,000 options, as well as 125,000 options granted in 2000, lapse in November 2005. In March 2005, we granted to Mr. McGrath options to purchase up to 125,000 shares of common stock, respectively.

Employment Agreement with Michael R. Stewart. Effective December 27, 2002, Michael R. Stewart became the Company’s Executive Vice President of Corporate Operations, pursuant to an employment agreement. Mr. Stewart became our Chief Operating Officer on July 19, 2005, at which time he was granted 40,000 options. Mr. Stewart’s current base salary is $250,000 per year. This agreement has renewed through December 31, 2005 and will expire then if due notice is given by December 1, 2005. If due notice is not given, then the agreement will renew for an additional year and thereafter on an annual basis. If we terminate Mr. Stewart other than for “cause” (which definition includes nonperformance of duties or competition of the employee with our business), then he will receive severance pay equal to his base pay, payable over 12 months. If a change of control occurs, Mr. Stewart becomes entitled to severance pay by virtue of provisions related to the change of control, then he may become entitled to severance equal to 200% of his then base salary, payable over 12 months. The Board of Directors intends to renew Mr. Stewart’s employment agreement for 2006.

Termination of Employment and Change of Control Agreements. We have employment agreements with Messrs. O'Donnell, McGrath and Stewart. These agreements provide for severance upon termination of employment, whether in context of a change of control or not. We also have arrangements with other key employees under which we would be obliged to pay compensation upon their termination outside a context of change of control, and, for a lesser number of key employees, by virtue of a change of control. If all such executive officers and key employees were terminated other than for cause and not within a change of control, we would have had an aggregate commitment of approximately $1,406,000 at December 31, 2004 for severance and related compensation. However, the obligation for such compensation that would arise in favor of the executive officers and certain key employees by virtue of a change of control would have been approximately $1,992,000 at December 31, 2004.

Option/SAR Grants Table

The following table sets forth certain information concerning grants of stock options to our executive officers for the year ended December 31, 2004:

	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation For Option Term (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees In Fiscal Year	Exercise Or Base Price ($/Share) (1)	Expiration Date (1)	5% ($)	10% ($)

Jeffrey F. O’Donnell	150,000	19.33%	$2.14	1/22/09	$171,280	$271,961
Dennis M. McGrath	125,000	16.11%	$2.14	1/22/09	$142,733	$226,634
Michael R. Stewart	75,000	9.66%	$2.14	1/22/09	$85,640	$135,980

(1)
This chart assumes a market price of $2.70 for the common stock, the closing sale price for our common stock in the Nasdaq National Market System as of December 31, 2004, as the assumed market price for the common stock with respect to determining the "potential realizable value" of the shares of common stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. Our common stock has a limited trading history. These values are not intended to forecast the possible future appreciation, if any, price or value of the common stock.

Option Exercises and Year-End Values

The following table sets forth information with respect to the exercised and unexercised options to purchase shares of common stock for our executive officers held by them at December 31, 2004:

	Shares		Number of Securities		Value of Unexercised
	Acquired		Underlying Unexercised		In the Money Options
Name	On Exercise	Value Realized (1)	Options at December 31, 2004		at December 31, 2004 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey O’Donnell	0	0	775,000	275,000	$187,188	$233,063
Dennis McGrath	0	0	585,000	235,000	$164,725	$201,175
Michael Stewart	0	0	150,000	150,000	$128,250	$106,500

(1)
Represents an amount equal to the number of options multiplied by the difference between the closing price for the common stock in the Nasdaq National Market System on the date of exercise and any lesser exercise price.

(2)
Represents an amount equal to the number of options multiplied by the difference between the closing price for the common stock in the Nasdaq National Market System on December 31, 2004 ($2.70 per share) and any lesser exercise price.

Our Stock Option Plans

We have four stock option plans that were in place before the acquisition of ProCyte Corporation, only two of which are active. As part of that acquisition, we assumed four additional option plans from ProCyte. Only two of the ProCyte plans have been active; the other two of the assumed plans have expired but still have options outstanding under them. Our Board of Directors has amended the Plan documents so as to comply with the new regulations under Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, and intends to exercise any administrative discretion it may have with due regard for the new regulations. The following is a description of the option plans:

2000 Stock Option Plan

General. The 2000 Stock Option Plan was adopted by the Board of Directors on May 15, 2000, and was approved by our stockholders on July 18, 2000. We initially reserved for issuance an aggregate of 1,000,000 shares of common stock under the 2000 Stock Option Plan. We increased this to 2,000,000 shares of common stock, pursuant to the affirmative vote of the stockholders on June 10, 2002 and increased this number to 3,350,000 shares of common stock, pursuant to the affirmative vote of the stockholders on December 16, 2003, and increased this number to 4,350,000 shares of common stock pursuant to the affirmative vote of the stockholders on March 3, 2005. The 2000 Stock Option Plan provides for the grant to our employees of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees and consultants of non-statutory stock options. A description of the 2000 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 2000 Stock Option Plan and does not purport to be complete. As of November 14, 2005, we had 2,976,073 options outstanding under the 2000 Stock Option Plan, and we had 1,193,762 shares of common stock available for grant under the 2000 Stock Option Plan. Options on 250,000 shares of our common stock were granted in November 2000 to Messrs. O’Donnell and McGrath; these options will expire in November 2005.

The general purposes of the 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the success of our business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code or “non-qualified stock options.”

The 2000 Stock Option Plan provides that options may be granted to our employees (including officers and directors who are employees) and consultants, or any of our parents or subsidiaries. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.

Administration of and Eligibility under the 2000 Stock Option Plan. The 2000 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of common stock to our officers, directors, employees, independent contractors and consultants and those of our subsidiaries as an incentive to remain in our employ or otherwise to provide services to us. The 2000 Stock Option Plan authorizes the issuance of incentive stock options, or ISOs, non-qualified stock options, or NSOs, and stock appreciation rights, or SARs, to be granted by a committee to be established by the Board of Directors, to administer the 2000 Stock Option Plan, or if no such committee is established, then by the Board of Directors, either of which will consist of at least two non-employee directors, as such term is defined under Rule 16b-3 of the Exchange Act, and shall qualify as outside directors, for purposes of Section 162(m) of the Code. The Compensation Committee has been charged by the Board of Directors to administer this option plan.

Subject to the terms and conditions of the 2000 Stock Option Plan, the Committee will have the sole authority to: (a) determine the persons, or optionees, to whom options to purchase shares of common stock and SARs will be granted, (b) determine the number of options and SARs to be granted to each such optionee, (c) determine the price to be paid for each share of common stock upon the exercise of each option and the manner in which each option may be exercised, (d) determine the period within which each option and SAR will be exercised and any extensions thereof, (e) determine the type of stock options to grant, (f) interpret the 2000 Stock Option Plan and award agreements under the 2000 Stock Option Plan, and (g) determine the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between us and any such optionee.

All of our officers, directors and employees, and those of our subsidiaries and certain of our consultants and other persons providing significant services to us will be eligible to receive grants of options and SARs under the 2000 Stock Option Plan. However, only our employees are eligible to be granted ISOs.

Stock Option Agreements. All options granted under the 2000 Stock Option Plan will be evidenced by an option agreement or SAR agreement between us and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 2000 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 2000 Stock Option Plan and which the Committee deems appropriate for inclusion.

Incentive Stock Options. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of our securities to whom such ownership is attributed on the date of grant, or Ten Percent Stockholders, the exercise price of each ISO must be at least 100% of the fair market value of our common stock, based on the closing sales price of our common stock, as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value. Each ISO must be exercised, if at all, within 10 years from the date of grant or such lesser period as the Committee may determine, but, within 5 years of the date of grant in the case of ISO's granted to Ten Percent Stockholders. The aggregate fair market value

(determined as of date of grant of the ISO) of the common stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

Non-Qualified Stock Options. The exercise price of each NSO will be determined by the Committee on the date of grant. Consistent with Section 409A of the Code, we have undertaken that for any non-qualified stock options granted under the 2000 Stock Option Plan, their exercise price will never be less than 100% of the fair market value, based on the closing sales price of the common stock on the date of grant of the non-qualified stock option. The exercise period for each NSO will be determined by the committee at the time such option is granted, but in no event will such exercise period exceed 10 years from the date of grant.

Stock Appreciation Rights. Each SAR granted under the 2000 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from us, in exchange therefore an amount equal in value to the excess of the fair market value of the common stock on the date of exercise of one share of common stock over its fair market value on the date of grant (or in the case of a SAR granted in connection with an option, the excess of the fair market of one share of common stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of common stock covered by the SAR or the option, or portion thereof, that is surrendered.

SARs will be exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 2000 Stock Option Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

Limit to Options Granted under the 2000 Stock Option Plan. Under Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options and SARs would be subject to this limitation unless, among other things, the option plan under which the options and SARs is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executives of a non-statutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

In order to exclude compensation resulting from options granted under the 2000 Stock Option Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the 2000 Stock Option Plan which will place a 150,000 share limit on the number of options that may be granted under the 2000 Stock Option Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve our ability to deduct in full any compensation expense related to stock options.

Termination of Options and Transferability. In general, any unexpired options and SARs granted under the 2000 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than 6 months or more than 12 months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but not less than 30 days or more than 3 months after such retirement date, or (c) in the event of termination of such person other than for death, disability or retirement, until 30 days after the date of such termination. However, the Committee may in its sole discretion accelerate or extend the exercisability of any or all options or SARs upon termination of employment or cessation of services.

The options and SARs granted under the 2000 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution, except that the Plan Committee may permit additional transfers, on a general or specific basis, and may impose conditions and limitations on any such transfers.

Adjustments Resulting from Changes in Capitalization. The number of shares of common stock reserved under the 2000 Stock Option Plan and the number and price of shares of common stock covered by each outstanding option or SAR under the 2000 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of common stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events.

Termination of Options and SARs on Merger, Reorganization or Liquidation. In the event of our merger, consolidation or other reorganization in which we are not the surviving or continuing corporation (as determined by the Committee) or in the event of our liquidation or dissolution, all options and SARs granted under the 2000 Stock Option Plan will terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution, unless there is an agreement with respect to such transition which expressly provides for the assumption of such options and SARs by the continuing or surviving corporation.

Amendment or Discontinuance of Stock Option Plan. The Board of Directors has the right to amend, suspend or terminate the 2000 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 2000 Stock Option Plan will terminate on May 14, 2010, the 10th anniversary date of the effectiveness of the 2000 Stock Option Plan.

2000 Non-Employee Director Stock Option Plan

General. The 2000 Non-Employee Director Stock Option Plan, or the Non-Employee Director Plan, was adopted by the Board of Directors on May 15, 2000, to be effective as of June 1, 2000, and was approved by our stockholders on July 18, 2000. We initially reserved for issuance an aggregate of 250,000 shares of common stock under the Non-Employee Direct Plan. We increased this to 650,000 shares of common stock, pursuant to the affirmative vote of the stockholders on June 10, 2002 and increased this number to 1,000,000 shares of common stock, pursuant to the affirmative vote of the stockholders on December 16, 2003. A description of the Non-Employee Director Plan is set forth below. The description is intended to be a summary of the material provisions of the Non-Employee Director Plan and does not purport to be complete. As of November 14, 2005, we have granted 711,250 options to our eligible directors under the Non-Employee Director Plan. We have 233,750 shares available for grant under option under the plan as of the date of this Report.

Purpose of the Plan. The purposes of the Non-Employee Director Plan are to enable us to attract, retain, and motivate our non-employee directors and to create a long-term mutuality of interest between the non-employee directors and our stockholders by granting options to purchase common stock.

Administration. The Non-Employee Director Plan will be administered by a committee of the Board of Directors, appointed from time to time by the Board of Directors. The Nominations and Corporate Governance Committee has been charged with this task. The Committee has full authority to interpret the Non-Employee Director Plan and decide any questions under the Non-Employee Director Plan and to make such rules and regulations and establish such processes for administration of the Non-Employee Director Plan as it deems appropriate subject to the provisions of the Non-Employee Director Plan.

Available Shares. The Non-Employee Director Plan authorizes the issuance of up to 1,000,000 shares of common stock upon the exercise of non-qualified stock options granted to our non-employee directors. In general, if options are for any reason canceled, or expire or terminate unexercised, the shares covered by such options will again be available for the grant of options.

The Non-Employee Director Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of options in the event of a stock split, stock dividend, merger, consolidation or reorganization.

Eligibility. All of our non-employee directors are eligible to be granted options under the Non-Employee Director Plan. A non-employee director is a director serving on the Board of Directors who is not then one of our current employees, as defined in Sections 424(e) and 424(f) of the Code.

Grant of Options. As of each January 1 following the effective date of the Non-Employee Director Plan, commencing January 1, 2001, or the Initial Grant Date, each non-employee director was automatically granted an option to purchase 20,000 shares of common stock in respect of services to be rendered to us as a director during the forthcoming calendar year, subject to the terms of the Non-Employee Director Plan. Each non-employee director who was first elected to the Board of Directors after June 1, 2000, but prior to January 1, 2001, was granted, as of the date of his election, or First Grant Date, an option to purchase that number of shares equal to the product of (i) 5,000 and (ii) the number of fiscal quarters remaining in our then current fiscal year (including the quarter in which the date of such director's election falls), subject to the terms of the Non-Employee Director Plan. As of January 1, 2002 or the First Grant Date, as the case may be, each non-employee director was automatically granted an option to purchase 20,000 shares of common stock, or the Annual Grant. Commencing January 1, 2003, the annual grant was to be a nonqualified stock option of 35,000 shares of common stock, pursuant to the approval of the stockholders on June 10, 2002. In other respects, the Plan will operate as before January 1, 2003.

The purchase price per share deliverable upon the exercise of an option will be 100% of the fair market value of such shares as follows:

(i) For options issued on the Initial Grant Date, the fair market value will be measured by the closing sales price of the common stock as of the last trading date of the fiscal quarter prior to the Initial Grant Date;

(ii) For options issued on the First Grant Date, the fair market value will be measured by the closing sales price of the common stock as of the First Grant Date; and

(iii) For grants of options issued as of January 1 of any fiscal year, the fair market value will be measured by the closing sales price of the common stock as of the last trading date of the prior year.

Vesting and Exercisability of Options. Options granted under the Non-Employee Director Plan will vest and become exercisable to the extent of 5,000 shares for each fiscal quarter prior to fiscal 2003, in which such director shall have served at least one day as our director and 8,750 shares for each quarter in fiscal 2003 and beyond.

Options that are exercisable upon a non-employee director's termination of directorship for any reason excluding termination for cause or in the event of a reorganization (both as described below) prior to the complete exercise of an option (or deemed exercise thereof), will remain exercisable following such termination for the remaining term of the option. Upon a non-employee director's removal from the Board of Directors for cause or failure to be re-nominated for cause, or if we obtain or discover information after termination of directorship that such non-employee director had engaged in conduct during such directorship that would have justified a removal for cause during such directorship, all outstanding options of such non-employee director will immediately terminate and will be null and void. The 2000 Non-Employee Director Plan also provides that all outstanding options will terminate effective upon the consummation of a merger, liquidation or dissolution, or consolidation in which we are not the surviving entity, subject to the right of non-employee director to exercise all outstanding options prior to the effective date of the merger, liquidation, dissolution or consolidation. All options granted to a non-employee director and not previously exercisable become vested and fully exercisable immediately upon the occurrence of a change in control (as defined in the 2000 Non-Employee Director Plan).

Amendments. The Non-Employee Director Plan provides that it may be amended by the Committee or the Board of Directors at any time, and from time to time to effect (i) amendments necessary or desirable in order that the Non-Employee Director Plan and the options granted thereunder conform to all applicable laws, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, to the extent required by law, no amendment may be made that would require the approval of our stockholders under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. The Non-Employee Director Plan may be amended or terminated at any time by our stockholders.

Miscellaneous. Non-employee directors may be limited under Section 16(b) of the Exchange Act to certain specific exercise, election or holding periods with respect to the options granted to them under the Non-Employee Director Plan. Options granted under the Non-Employee Director Plan are subject to restrictions on transfer and exercise. No option granted under the Non-Employee Director Plan may be exercised prior to the time period for exercisability, subject to acceleration in the event of our change in control (as defined in the Non-Employee Director Plan). Although options will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that an option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the committee.

1995 Non-Qualified Option Plan

On January 2, 1996, we adopted our 1995 Non-Qualified Option Plan for key employees, officers, directors and consultants, and reserved up to 500,000 options to be granted thereunder. The option exercise price is not less than 100% of market value on the date granted; 40% of granted options vest immediately; 30% vest beginning one year after grant; and the remaining 30% vest and may be exercised beginning two years from grant. No options may be exercised more than 10 years after grant, options are not transferable (other than at death), and in the event of complete termination for cause (other than death or disability) or voluntary termination, all unvested options automatically terminate. Options are no longer granted out of this Plan and as of November 14, 2005, 39,000 options remain outstanding under this plan, which is otherwise inactive.

Other Non-Employee Director Stock Option Plan

On April 10, 1998, our Board of Directors adopted a resolution creating a stock option plan for outside/non-employee members of the Board of Directors. Pursuant to the stock plan, each outside/non-employee director is to receive an annual grant of options, in addition to any other consideration he or she may receive, to purchase up to 20,000 shares of common stock as compensation, at an exercise price equal to the market price of the common stock on the last trading day of the preceding year. The options granted pursuant to this plan vest at the rate of 5,000 options per quarter during each quarter in which such person has served as a member of the Board of Directors. Since we have adopted the 2000 Non-Employee Director Stock Option Plan, we no longer grant options to members of our Board of Directors under this plan, and as of November 14, 2005, 15,000 options remain outstanding under this plan, which is otherwise inactive.

2004 Stock Option Plan

General. The 2004 Stock Option Plan was adopted by the Board of Directors of ProCyte on April l2, 2004, and was approved by ProCyte shareholders on May 19, 2004. An aggregate of 2,000,000 shares of ProCyte common stock were reserved under the 2004 Stock Option Plan. PhotoMedex assumed the 2004 Stock Option Plan as part of the acquisition on March 18, 2005. The number of shares reserved under the plan was adjusted downward to 1,324,400 shares of PhotoMedex common stock, to reflect the acquisition exchange ratio of 0.6622 shares of PhotoMedex common stock for each share of ProCyte common stock. The number of options then outstanding under the plan and their exercise prices are also adjusted in accordance with the exchange ratio. As of November 14, 2005, we had 497,500 options outstanding under the 2004 Stock Option Plan, and we had 826,900 shares of common stock available for grant under the 2004 Stock Option Plan.

The 2004 Stock Option Plan provides for the grant to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and for the grant of non-statutory options to employees and consultants and, subject to special considerations, to non-employee directors. We do not intend to grant options to non-employee directors under this Plan.

A description of the 2004 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 2004 Stock Option Plan and does not purport to be complete. The plan was filed as part of our registration statement on Form S-8 filed with the Securities and Exchange Commission on April 13, 2005.

The general purposes of the 2004 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the success of our business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code or “non-qualified stock options.” The 2004 Stock Option Plan provides that options may be granted to our employees (including officers and directors who are employees) and consultants of any of our parents or subsidiaries. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.

Administration of and Eligibility under the 2004 Stock Option Plan. The 2004 Stock Option Plan, as assumed, provides for the issuance of options to purchase shares of common stock to our officers, directors, employees, independent contractors and consultants and those of our subsidiaries as an incentive to remain in our employ or otherwise to provide services to us. The 2004 Stock Option Plan authorizes the issuance of incentive stock options, or ISOs, non-qualified stock options, or NSOs, to be granted by a committee to be established by the Board of Directors, to administer the 2004 Stock Option Plan, subject to compliance with the requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code. The Compensation Committee has been charged by the Board of Directors to administer this option plan. The plan does not provide for the grant of Stock Appreciation Rights (SARs) or for awards of restricted shares of our common stock.

Subject to the terms and conditions of the 2004 Stock Option Plan, the Committee will have the sole authority to: (a) determine the persons, or optionees, to whom options to purchase shares of common stock will be granted, (b) determine the number of options to be granted to each such optionee, (c) determine the price to be paid for each share of common stock upon the exercise of each option and the manner in which each option may be exercised, (d) determine the period within which each option will be exercised and any extensions thereof, and absent a specific decision to the contrary, options shall vest ratably over the first three anniversaries of the grant date, (e) determine the type of stock options to grant, (f) interpret the 2004 Stock Option Plan and award agreements under the 2004 Stock Option Plan, and (g) determine the terms and conditions of each such stock option agreement which may be entered into between us and any such optionee.

All of our officers, directors and employees, and those of our subsidiaries and certain of our consultants and other persons providing significant services to us will be eligible to receive grants of options under the 2004 Stock Option Plan. However, only our employees are eligible to be granted ISOs.

Stock Option Agreements. All options granted under the 2004 Stock Option Plan will be evidenced by an option agreement between us and the optionee receiving such option. Provisions of such agreements entered into under the 2004 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 2004 Stock Option Plan and which the Committee deems appropriate for inclusion.

Incentive Stock Options. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of our securities to whom such ownership is attributed on the date of grant, or Ten Percent Stockholders, the exercise price of each ISO must be at least 100% of the fair market value of our common stock, based on the closing sales price of our common stock, as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value. Each ISO must be exercised, if at all, within 10 years from the date of grant or such lesser period as the Committee may determine, but, within 5 years of the date of grant in the case of ISO's granted to Ten Percent Stockholders. The aggregate fair market value (determined as of date of grant of the ISO) of the common stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

Non-Qualified Stock Options. The exercise price of each NSO will be determined by the Committee on the date of grant. Consistent with Section 409A of the Code, we have undertaken that for any non-qualified stock options granted under the 2004 Stock Option Plan, their exercise price will never be less than 100% of the fair market value, based on the closing sales price of the common stock on the date of the grant of the non-qualified stock option. The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed 10 years from the date of grant.

Limit to Options Granted under the 2004 Stock Option Plan. Under Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options would be subject to this limitation unless, among other things, the option plan under which the options is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executives of a non-statutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

In order to exclude compensation resulting from options granted under the 2004 Stock Option Plan from the $1,000,000 limit on deductibility, the 2004 Stock Option Plan places a 300,000 share limit on the number of options that may be granted under the 2004 Stock Option Plan to an employee in any fiscal year, except we may make additional one-time grants of up to 500,000 shares to any newly hired participant in the plan. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve our ability to deduct in full any compensation expense related to stock options.

Termination of Options and Transferability. In general, any unexpired options granted under the 2004 Stock Option Plan will terminate: (a) immediately on termination from service for cause; (b) in the event of retirement, pursuant to the terms of the option agreement, and generally three months after the termination of service to us; and (c) in the event of death or disability, pursuant to the terms of the option agreement, and generally 12 months after the termination of service to us. However, the Committee may in its sole discretion accelerate or extend the exercisability of any or all options upon termination of employment or cessation of services.

The options granted under the 2004 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution. Notwithstanding, the Plan Committee may permit other assignments or transfers, provided the assignee or transferee shall be subject to all the terms and conditions applicable to the assignor or transferor.

Adjustments Resulting from Changes in Capitalization. The number of shares of common stock reserved under the 2004 Stock Option Plan and the number and price of shares of common stock covered by each outstanding option under the 2004 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of common stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events.

Termination of Options on Merger, Reorganization or Liquidation. In the event of our merger, consolidation or other reorganization in which we are not the surviving or continuing corporation (as determined by the Committee) or in the event of our liquidation or dissolution, all options granted under the 2004 Stock Option Plan will terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution, unless there is an agreement with respect to such transition which expressly provides for the assumption of such options by the continuing or surviving corporation. Options that are not assumed by the surviving corporation will become 100% vested before the effective date. If the surviving corporation assumes the options of a participant, and within two years of the effective date the employment or services of the participant should terminate (excluding termination for cause or termination initiated by the participant for certain reasons), then the participant’s assumed options will become 100% vested as of such termination.

Amendment or Discontinuance of Stock Option Plan. The Board of Directors has the right to amend, suspend or terminate the 2004 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 2004 Stock Option Plan will terminate on April 12, 2014, the 10th anniversary date of the effectiveness of the 2004 Stock Option Plan.

1996 Stock Option Plan

General. The 1996 Stock Option Plan was adopted by the Board of Directors of ProCyte on July 23, 1996 and was approved by ProCyte shareholders on May 15, 1997. The plan was amended on March 2, 1999 and May 26, 1999 to provide for grants to non-employee directors of ProCyte Corporation. An aggregate of 1,750,000 shares of ProCyte common stock were reserved under the 1996 Stock Option Plan. PhotoMedex assumed the 1996 Stock Option Plan as part of the acquisition on March 18, 2005. The number of shares reserved under the plan was adjusted downward to 1,088,500 shares of PhotoMedex common stock, to reflect the acquisition exchange ratio of 0.6622 shares of PhotoMedex common stock for each share of ProCyte common stock. The number of options then outstanding under the Plan and their exercise prices are also adjusted in accordance with the exchange ratio. The 1996 Stock Option Plan provides for the grant to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and for the grant to employees, consultants and non-employee directors of non-statutory stock options. As of November 14, 2005, we had 724,317 options outstanding under the 1996 Stock Option Plan, and we had 95,685 shares of common stock available for grant under the 1996 Stock Option Plan.

A description of the 1996 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the plan and does not purport to be complete. The plan was filed as part of our registration statement on Form S-8 filed with the Commission on April 13, 2005.

The general purposes of the 1996 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the success of our business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code or “non-qualified stock options.” The 1996 Stock Option Plan provides that options may be granted to our employees (including officers and directors who are employees) and consultants of any of our parents or subsidiaries and also to non-employee directors, subject to special considerations. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options. We do not intend to grant options to non-employee directors under this Plan.

Administration of and Eligibility under the 1996 Stock Option Plan. The 1996 Stock Option Plan, as assumed, provides for the issuance of options to purchase shares of common stock to our officers, directors, employees, independent contractors and consultants and those of our subsidiaries as an incentive to remain in our employ or otherwise to provide services to us. The 1996 Stock Option Plan authorizes the issuance of incentive stock options, or ISOs, non-qualified stock options, or NSOs, to be granted by a committee to be established by the Board of Directors, to administer the 1996 Stock Option Plan, subject to compliance with the requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code. The Compensation Committee has been charged by the Board of Directors to administer this option plan. The plan does not provide for the grant of Stock Appreciation Rights (SARs) or for awards of restricted shares of our common stock. The Committee does not intend to grant any options under the Plan to any directors.

Subject to the terms and conditions of the 1996 Stock Option Plan, the Committee will have the sole authority to: (a) determine the persons, or optionees, to whom options to purchase shares of common stock will be granted, (b) determine the number of options to be granted to each such optionee, (c) determine the price to be paid for each share of common stock upon the exercise of each option and the manner in which each option may be exercised, (d) determine the period within which each option will be exercised and any extensions thereof, and absent a specific decision to the contrary, options shall vest ratably over the first three anniversaries of the grant date, (e) determine the type of stock options to grant, (f) interpret the 1996 Stock Option Plan and award agreements under the 1996 Stock Option Plan, and (g) determine the terms and conditions of each such stock option agreement which may be entered into between us and any such optionee.

All of our officers, directors and employees, and those of our subsidiaries and certain of our consultants and other persons providing significant services to us will be eligible to receive grants of options under the 1996 Stock Option Plan. However, only our employees are eligible to be granted ISOs.

Stock Option Agreements. All options granted under the 1996 Stock Option Plan will be evidenced by an option agreement between us and the optionee receiving such option. Provisions of such agreements entered into under the 1996 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 1996 Stock Option Plan and which the Committee deems appropriate for inclusion.

Incentive Stock Options. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of our securities to whom such ownership is attributed on the date of grant, or Ten Percent Stockholders, the exercise price of each ISO must be at least 100% of the fair market value of our common stock, based on the closing sales price of our common stock, as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value. Each ISO must be exercised, if at all, within 10 years from the date of grant or such lesser period as the Committee may determine, but, within 5 years of the date of grant in the case of ISO's granted to Ten Percent Stockholders. The aggregate fair market value (determined as of date of grant of the ISO) of the common stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

Non-Qualified Stock Options. The exercise price of each NSO will be determined by the Committee on the date of grant. Consistent with Section 409A of the Code, we have undertaken that for any non-qualified stock options granted under the 2004 Stock Option Plan, their exercise price will never be less than 100% of the fair market value, based on the closing sales price of the common stock on the date of the grant of the non-qualified stock option. The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed 10 years from the date of grant.

Limit to Options Granted under the 1996 Stock Option Plan. Under Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options would be subject to this limitation unless, among other things, the option plan under which the options is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year.

In order to exclude compensation resulting from options granted under the 1996 Stock Option Plan from the $1,000,000 limit on deductibility, the 1996 Stock Option Plan places a 150,000 share limit on the number of options that may be granted under the Plan to an employee in any fiscal year, except we may make additional one-time grants of up to 300,000 shares to any newly hired participant in the plan. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve our ability to deduct in full any compensation expense related to stock options.

Termination of Options and Transferability. In general, any unexpired options granted under the 1996 Stock Option Plan will terminate: (a) immediately on termination from service for cause; (b) in the event of retirement, pursuant to the terms of the option agreement, and generally three months after the termination of service to us; (c) in the event of disability, pursuant to the terms of the option agreement, and generally 12 months after the termination of service to us; and (d) in the event of death, pursuant to the terms of the option agreement, and generally 12 months from the date of death. However, the Committee may in its sole discretion accelerate or extend the exercisability of any or all options upon termination of employment or cessation of services.

The options granted under the 1996 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution. Notwithstanding, the Plan Committee may permit other assignments or transfers, provided the assignee or transferee shall be subject to all the terms and conditions applicable to the assignor or transferor.

Adjustments Resulting from Changes in Capitalization. The number of shares of common stock reserved under the 1996 Stock Option Plan and the number and price of shares of common stock covered by each outstanding option under the 1996 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of common stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events.

Termination of Options on Merger, Reorganization or Liquidation. In the event of our merger, consolidation or other reorganization in which we are not the surviving or continuing corporation (as determined by the Committee) or in the event of our liquidation or dissolution, all options granted under the 1996 Stock Option Plan will terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution, unless there is an agreement with respect to such transition which expressly provides for the assumption of such options by the continuing or surviving corporation. Options that are not assumed by the surviving corporation will become 100% vested before the effective date. If the surviving corporation assumes the options of a participant, and within two years of the effective date the employment or services of the participant should terminate (excluding termination for cause or termination initiated by the participant for certain reasons), then the participant’s assumed options will become 100% vested as of such termination.

Amendment or Discontinuance of Stock Option Plan. The Board of Directors has the right to amend, suspend or terminate the 1996 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 1996 Stock Option Plan will terminate on July 23, 2006, the 10th anniversary date of the effectiveness of the 1996 Stock Option Plan.

1991 Restated Stock Option Plan for Nonemployee Directors

On September 27, 1991, the Board of Directors of ProCyte Corporation adopted the 1991 Stock Option Plan for Nonemployee Directors. The Plan was later amended and restated on February 24, 1994 and September 4, 1996, and each restatement was approved by the shareholders. The Plan has expired. The Plan was filed as part of our registration statement on Form S-8 filed with the Commission on April 13, 2005. Any former director of ProCyte Corporation holding options under this Plan may exercise his other options for three years following the date of resignation from the Board of Procyte, but in no event later than 10 years from the date of grant of an option granted to him or her. Options are no longer granted out of this Plan and as of November 14, 2005, 22,514 options remain outstanding (and are fully vested) under this Plan, which is otherwise inactive.

1989 Restated Stock Option Plan

On September 15, 1989, the Board of Directors of ProCyte Corporation adopted the 1989 Stock Option Plan. The Plan was restated on February 21, 1992 and was approved by the shareholders. The Plan has expired. The plan was filed as part of our registration statement on Form S-8 filed with the Commission on April 13, 2005. Options are no longer granted out of this Plan and as of November 14, 2005, 182,743 options remain outstanding (and are fully vested) under this Plan, which is otherwise inactive.

Other Stock Options

As of November 14, 2005, we had granted outstanding and unexpired options to purchase up to 2,517,3976 shares of common stock to certain of our employees, directors and consultants outside of a formal plan, of which 1,435,397 had been exercised and 1,082,000 remained unexercised. Options on 875,000 shares of our common stock were granted in November 1999 to Messrs. O’Donnell and McGrath; these options will expire in November 2005. There were no grants of options outside of a formal plan in 2004.

 Limitation on Directors’ Liabilities; Indemnification of Officers and Directors.

Our Certificate of Incorporation and Bylaws designate the relative duties and responsibilities of our officers, establish procedures for actions by directors and stockholders and other items. Our Certificate of Incorporation and Bylaws also contain extensive indemnification provisions, which will permit us to indemnify our officers and directors to the maximum extent, provided by Delaware law. Pursuant to our Certificate of Incorporation and under Delaware law, our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

We have adopted a form of indemnification agreement, which provides the indemnitee with the maximum indemnification allowed under applicable law. Since the Delaware statutes are non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The indemnification agreement provides a scheme of indemnification, which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the indemnification agreement may be subject to future judicial interpretation.

The indemnification agreement provides that we are to indemnify an indemnitee, who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the indemnitee is or was one of our directors, officers, key employees or agents. We are to advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on indemnitee on account of receipt of such payouts) incurred by the indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The indemnitee is to repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by us. The advances paid to the indemnitee by us are to be delivered within 20 days following a written request by the indemnitee. Any award of indemnification to an indemnitee, if not covered by insurance, would come directly from our assets, thereby affecting a stockholder's investment.

At present, there is no pending litigation or proceeding involving an indemnitee where indemnification would be required or permitted under the indemnification agreements.

Directors’ and Officers’ Liability Insurance

We have obtained directors' and officers' liability insurance which expires on February 24, 2006.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is composed solely of directors who are not our current or former employees, and each is independent under the revised listing standards of The Nasdaq Stock Market, Inc. The Board of Directors has delegated to the Compensation Committee the responsibility to review and approve our compensation and benefits plans, programs and policies, including the compensation of the chief executive officer and our other executive officers as well as middle-level management and other key employees. The Compensation Committee administers all of our executive compensation programs, incentive compensation plans and equity-based plans and all of our other compensation and benefit programs.

The Compensation Committee intends to govern and administer compensation plans to support the achievement of our long-term strategic objectives, to enhance stockholder value, to attract, motivate and retain highly qualified employees by paying them competitively and rewarding them for their own and our success, and, to the extent consistent with these objectives, to maximize the deductibility of compensation for tax purposes. However, the Compensation Committee may decide to exceed the tax deductible limits established under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") when such a decision appears to be warranted based upon competitive and other factors.

The key components of the compensation program for executive officers are base salary and bonus, and long-term incentives in the form of stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn superior rewards when merited by individual and corporate performance.

Base Salaries. Base salaries for our executive officers are designed to provide a base pay opportunity that is appropriately competitive within the marketplace. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon our financial performance and stock price appreciation rather than base salary. Adjustments to each individual’s base salary are made in connection with annual performance reviews in addition to the assessment of market competitiveness.

Bonus. At the outset of a fiscal year, the Compensation Committee establishes a bonus program for executive officers and other managers and key employees eligible to participate in the program. The program is based on a financial plan for the fiscal year and other business factors. The amount of bonus, if any, hinges on corporate performance and financial condition and on the performance of the participant in the program. A program will typically allow some partial or discretionary awards based on an evaluation of the relevant factors. Provision for bonus expense is typically made over the course of a fiscal year. The provision becomes fixed based on the final review of the Committee, which is usually made after the financial results of the fiscal year have been reviewed by our independent accountants.

Long-Term Incentives. Grants of stock options under our stock option plans are designed to provide executive officers and other managers and key employees with an opportunity to share, along with stockholders, in our long-term performance. Stock option grants are generally made annually to all executive officers, with additional grants being made following a significant change in job responsibility, scope or title or a significant achievement. The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with us, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. Stock options granted under the various stock option plans generally have a four-year vesting schedule depending upon the size of the grant, and generally expire five years from the date of grant. The exercise price of options granted under the stock option plans is 100% of the fair market value of the underlying stock on the date of grant. The number of stock options granted to each executive officer is determined by the Compensation Committee based upon several factors, including the executive officer’s salary grade, performance and the estimated value of the stock at the time of grant, but the Compensation Committee has the flexibility to make adjustments to those factors at its discretion.

CEO Compensation. For 2004, Mr. O'Donnell's base salary and stock option grant were determined in accordance with the criteria described above. Mr. O'Donnell earned $350,000 in base salary compensation during 2004. He was awarded a bonus of $150,000 for 2004.

In January 2004, Mr. O'Donnell was granted an option to purchase 150,000 shares of our common stock at 100% of fair market value on the date of grant, or $2.14 per share. The grant reflects the Compensation Committee’s assessment of the substantial contributions made by Mr. O'Donnell to the long-term growth and performance of the Company. The Committee also extended by one year the life of 525,000 options which were granted to Mr. O’Donnell in November 1999 and which bear an exercise price of $4.63.

Tax Deductibility Considerations. Section 162(m) of the Code places a $1,000,000 limit on the amount of other than performance-based compensation for the chief executive officer and each of the other four most highly compensated executed officers that we may deduct for tax purposes. It is the Compensation Committee's general objective to administer compensation programs that are in compliance with the provisions of Section 162(m). The Compensation Committee has been advised that based upon prior stockholder approval of the material terms of our stock option plans, compensation under these plans is excluded from this limitation, provided that the other requirements of Section 162(m) are met. However, when warranted based upon competitive and other factors, the Compensation Committee may decide to exceed the tax deductible limits established under Section 162(m) Code. The base salary provided to Mr. O'Donnell in 2004 did not exceed the limits under Section 162(m) for tax deductibility, and he exercised no options in 2003 or 2004.

Compensation Committee

Anthony J. Dimun	John J. McAtee, Jr.	Warwick Alex Charlton	Alan R. Novak

COMMON STOCK PERFORMANCE GRAPH

Our common stock is listed for trading on The Nasdaq National Market under the symbol "PHMD." The following stock performance graph illustrates the yearly percentage change in the cumulative total stockholder return on our common stock, compared with the cumulative total return on: (i) the Nasdaq (U.S. Companies) Stock Index (the "Nasdaq U.S. Index") and (ii) an index (the "Peer Group Index"), based on a peer group (the "Peer Group") of seven (7) companies selected by us, whose primary business includes the sale and manufacture of electromedical surgical laser devices, during the period from December 31, 1999 through December 31, 2004. From May 10, 2000 until October 5, 2000, our common stock was listed for trading on The Nasdaq Small Cap Market, and during the period from December 31, 1999 until May 9, 2000, our common stock was quoted on the NASD Electronic Bulletin Board under the stock symbol "LSPT." The stock performance graph set forth below was based on the following data:

	1999	2000	2001	2002	2003	2004
PhotoMedex	$100.00	$53.57	$17.62	$18.29	$23.62	$25.71
Peer Group Index	$100.00	$58.95	$91.67	$27.09	$51.06	$63.96
NASDAQ Market Index	$100.00	$62.85	$50.10	$34.95	$52.55	$56.97

The entities included in the Peer Group are: Surgical Laser Technologies, Inc., Eclipse Surgical Technologies, Inc., Lasersight, Inc., PLC Systems, Inc., Spectranetics Corp., Lumenis Ltd. and Candela Corp. We acquired Surgical Laser Technologies, Inc. on December 27, 2002. Surgical Laser Technologies, Inc. became our wholly-owned subsidiary and no longer has a publicly-traded market for its securities.

In all cases, the cumulative total return assumes, as contemplated by Commission rules, the investment of $100 at December 31, 1999 in the common stock and the traded securities of the entities which comprise the NASDAQ U.S. Index and the Peer Group Index, and that any cash dividends on the common stock of each entity included in the data presented above were reinvested in that security. We have paid no dividends on our common stock.

All data contained in the stock performance graph and data chart set forth above are derived from sources believed to be reliable, but, because of the possibility of human and mechanical error and other factors, are provided from such sources with no express or implied warranties of any kind, and without any representations, warranties or guarantees as to either the accuracy or timeliness of such data. Historical stock price performance should not be relied upon as indicative of future stock price performance. Notwithstanding any reference in our prior or future filings with the Commission which purport to incorporate this Proxy Statement by reference into another filing, such incorporation does not include any material included herein under the caption "Common Stock Performance Graph."

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table reflects, as of November 14, 2005, the beneficial common stock ownership of: (a) each of our directors, (b) each executive officer (See Item 11, "Executive Compensation"), (c) each person known by us to be a beneficial holder of five percent (5%) or more of our common stock, and (d) all of our executive officers and directors as a group:

Name and Address Of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
Richard J. DePiano(2)	191,800	*
Jeffrey F. O’Donnell (3)	878,000	1.68
Dennis M. McGrath (4)	675,250	1.30
Michael R. Stewart(5)	188,940	*
John F. Clifford(6)	625,116	1.21
Alan R. Novak (7)	153,601	*
John J. McAtee, Jr. (8)	490,000	*
David W. Anderson (9)	52,500	*
Warwick Alex Charlton (10)	315,000	*
Anthony J. Dimun (11)	123,750	*
Corsair Reporting Persons (12)	3,215,166	6.24
Wellington Management Company, LLP(13)	6,372,613	12.43
All directors and officers as a group (10 persons) (14)	3,731,457	6.89

*	Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the Commission. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of November 14, 2005, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Unless otherwise indicated, the officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 51,285,762 shares of common stock outstanding as of November 14, 2005.

(2)	Includes 31,800 shares and options to purchase up to 160,000 shares of common stock. Mr. DePiano's address is 351 East Conestoga Road, Wayne, Pennsylvania 19087.
(3)
Includes 3,000 shares and options to purchase up to 875,000 shares of common stock. Does not include options to purchase up to 325,000 shares of common stock, which may vest more than 60 days after November 14, 2005, and does not exclude options to purchase up to 650,000 shares of common stock which are scheduled to expire in November 2005.

(4)
Includes 4,000 shares and options to purchase up to 671,250 shares of common stock. Does not include options to purchase up to 273,750 shares of common stock, which may vest more than 60 days after November 14, 2005 and does not exclude options to purchase up to 475,000 shares of common stock which are scheduled to expire in November 2005.

(5)
Includes 1,440 shares and options to purchase 225,000 shares of common stock. Does not include options to purchase up to 190,000 shares of common stock, which may vest more than 60 days after November 14, 2005.

(6)
Includes 227,796 shares and options to purchase 397,320 shares of common stock. Does not include options to purchase up to 250,000 shares of common stock, which may vest more than 60 days after November 14, 2005.

(7)	Includes 28,601 shares of common stock and options to purchase up to 125,000 shares of common stock. Mr. Novak's address is 3050 K Street, NW, Suite 105, Washington, D.C. 20007.

(8)	Includes 345,000 shares and options to purchase up to 145,000 shares of common stock. Mr. McAtee's address is 209 Banyan Road, Palm Beach, Florida 33480.
(9)	Includes options to purchase up to 52,500 shares of common stock. Mr. Anderson's address is 147 Keystone Drive, Montgomeryville, PA 18936.
(10)
Includes 170,000 shares of common stock owned by True North Partners, L.L.C., of which Mr. Charlton may be deemed to be an affiliate, and options to purchase 145,000 shares of common stock. Mr. Charlton's address is 444 Madison Avenue, Suite 605, New York, New York 10022.

(11)
Includes 45,000 shares of common stock owned by Mr. Dimun and his wife and options to purchase up to 78,750 shares of common stock. Mr. Dimun’s address is 46 Parsonage Hill Road, Short Hills, New Jersey 07078.

(12)
Includes 2,954,872 shares of common stock and warrants to purchase up to 260,294 shares. Certain of the shares are held in various denominations by Corsair Capital Partners, L.P., a Delaware limited partnership ("Corsair Capital Partners"), Corsair Long Short International, Ltd., a Cayman Islands exempted company ("Corsair International"), Corsair Select, L.P., a Delaware limited partnership ("Corsair Select"), Corsair Capital Partners 100, L.P., a Delaware limited partnership ("Corsair 100"), Corsair Capital Investors, Ltd., a Cayman Islands exempted company ("Corsair Investors", and together with Corsair Capital Partners, Corsair International, Corsair Select and Corsair 100, the "Corsair Entities"), each of which is a private investment fund. Corsair Capital Management, L.L.C. ("Corsair Capital Management") is the investment manager of each of the Corsair Entities, and also is the manager of certain other separately managed accounts which hold 450,000 additional shares. As the investment manager of the Corsair Entities, and the manager of such other separate accounts, Corsair Capital Management has the power to vote and/or dispose of those shares of common stock held by such persons and accordingly, may be deemed to be the beneficial owner of such shares. Jay R. Petschek ("Petschek") and Steven Major ("Major," and together with the Corsair Entities, Corsair Capital Management and Petschek, the "Corsair Reporting Persons") are the controlling principals of Corsair Capital Management. Mr. Major beneficially owns 21,100 additional shares of common stock. Accordingly, the Corsair Reporting Persons may collectively be deemed to be the beneficial owners of 3,215,166 shares of common stock, including 2,954,872 shares of common stock and warrants to purchase up to 260,294 shares. Neither the use of the terms "Corsair Entities" or "Corsair Reporting Persons" nor the aggregation of ownership interests by the Corsair Reporting Persons, as described herein, necessarily implies the existence of a group for purposes of Section 13(d)(3) of the Exchange Act or any other purpose. The foregoing information has been derived from a Schedule 13G filed on behalf of certain of the Corsair Reporting Persons, on February 15, 2005.

(13)
Wellington Management Company, LLP is an investment adviser which has shared voting powers with respect to 6,372,613 shares of common stock. The foregoing information has been derived from a Schedule 13G filed on behalf of Wellington Management on August 10, 2005.

(14)
Includes 856,637 shares and options to purchase 2,874,820 shares of common stock. Does not include options to purchase up to 1,038,750 shares of common stock, which may vest more than 60 days after November 14, 2005 and does not exclude 1,125,000 options which are scheduled to expire in November 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the year ended December 31, 2002, we engaged True North Partners, LLC, or True North Partners, to perform marketing consulting services for us, and we also engaged True North Capital Ltd., or True North Capital, to perform financial consulting services for us. In the year ended December 31, 2003, we incurred charges of $18,128 and $20,000 for the marketing and financial services from True North Partners and True North Capital, respectively. We are advised that the aggregate fees paid to True North Partners and True North Capital in the year December 31, 2003 constituted less than 5% of the consolidated revenues of each of True North Partners and True North Capital during the same period. We did not pay any fees to True North Partners or True North Capital in 2004. True North Capital is a fund management group which provides management and acquisition advisory services with a specialty in the healthcare industry, and True North Partners is a consulting group which has served as the fund advisor for

True North Capital. We are advised that True North Partners and True North Capital have common equity ownership, but separate management groups and operations.

We entered into an agreement with True North Capital (the "TNC Agreement"), dated as of October 28, 2003, pursuant to which True North Capital agreed to assist us in identifying and evaluating proposed strategic growth transactions relating to the healthcare industry and under that agreement TNC North Capital could earn a “success fee.” In 2003, we paid True North Capital a one-time $20,000 expense reimbursement for the deployment of its personnel and resources in the fulfillment of the goals set forth in the TNC Agreement. In May 2004, the TNC Agreement was modified to provide that any success fee under the agreement would be divided equally between True North Capital and True North Partners. However, we canceled the TNC Agreement in October 2004 in accordance with the terms of the agreement. No success fee was earned or paid under the TNC Agreement. We have no plans to enter such an agreement in the future with True North Capital or True North Partners.

During the relevant periods from 2003 through 2004, one of our directors, Warwick Alex Charlton, was a senior member of the executive management staff of True North Partners and also of True North Capital until November 10, 2003. Mr. Charlton also held approximately 20.3% equity interests in each of True North Partners and True North Capital. During the relevant periods from 2003 through 2004, another one of our directors, John J. McAtee, Jr., held equity interests of less than 1.0% in each of True North Partners and True North Capital. Mr. McAtee resigned from the Investment Advisory Board of True North Capital on April 14, 2003.

As of November 14, 2005, Messrs. Michael R. Matthias and Jeffrey P. Berg, shareholders in Jenkens & Gilchrist, LLP, our outside counsel, hold in the aggregate 43,563 shares of our common stock. Messrs. Matthias and Berg acquired such shares through the exercise of stock options which they accepted from us in exchange for legal services performed from July 1998 to May 2000.

We believe that all transactions with our affiliates have been entered into on terms no less favorable to us than could have been obtained from independent third parties. We intend that any transactions with officers, directors and 5% or greater stockholders will be on terms no less favorable to us than could be obtained from independent third parties and will be approved by a majority of our independent, disinterested directors and will comply with the Sarbanes Oxley Act and other securities laws and regulations.

MATTERS FOR CONSIDERATION BY STOCKHOLDERS
Proposal 1.	Election of Directors.

We currently have seven (7) members on our Board of Directors. Six (6) members of our current Board of Directors have been nominated for election at the annual meeting to hold office until the next annual meeting or until their successors are elected and qualify, subject to their prior death, resignation or removal. Mr. McAtee is retiring from the Board of Directors. There are no family relationships among any of our directors and executive officers. In the absence of instructions to the contrary, shares of common stock represented by properly executed proxies will be voted for the six (6) nominees listed herein below, all of whom are recommended by our management and who have consented to be named and to serve if elected.

In the event that any nominee recommended by the Nominations Committee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors met seven times in 2004 and took action by means of unanimous written consent four times. Five directors (including Mr. McAtee) served throughout the year and attended 100% of the meetings. One of the directors serving throughout the year attended 86% of the meetings. As to the seventh director, Mr. Navarro attended one meeting (out of four) before he resigned in July 2004; filling

Mr. Navarro’s vacancy, Mr. Anderson attended two meetings (out of three) from October to December 2004.

The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of the Record Date, and is based in part on information furnished by the nominees and in part from our records.

Nominees for Election as Director

The following persons have been recommended by our Nominations Committee and have consented to be named and to serve as members of our board of Directors if elected. Richard J. DePiano is the Non-Executive Chairman of the Board of Directors. Biographies of all such persons may be reviewed in the section of this Proxy Statement entitled “Directors and Executive Officers.”

Name	Director Since:
Richard J. DePiano	May, 2000
Jeffrey F. O’Donnell	November, 1999
Alan R. Novak	October, 1997
Warwick Alex Charlton	March, 1999
Anthony J. Dimun	October, 2003
David W. Anderson	September, 2004

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a plurality of the Votes Cast at the Meeting is required to elect the directors nominated above. That means the six (6) nominees will be elected if they receive more affirmative votes than any other nominees.

The Board of Directors Recommends Voting "FOR" the Election of the Nominees Listed Above.

Proposal 2.	Ratification of Amper, Politziner & Mattia, P.C. as Independent Accountants.

The Audit Committee has selected Amper, Politziner & Mattia, P.C., independent accountants, to audit our financial statements and opine on our system of internal controls for the fiscal year ending December 31, 2005. We had first engaged Amper, Politziner & Mattia, P.C. on June 9, 2004 to be our independent accountants. The firm has conducted reviews of our results for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005. Representatives of Amper, Politziner & Mattia, P.C. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Amper Politziner& Mattia, P.C as our independent accountants is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Amper Politziner & Mattia, P.C to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the outstanding common stock present in person or by proxy at the Annual Meeting is required to ratify the selection of Amper, Politziner & Mattia, P.C.

The Board of Directors Recommends a Vote "FOR" this Proposal.

Proposal 3.	Amendment to Amended and Restated 2000 Non-Employee Director Stock Option Plan.

The Amended and Restated 2000 Non-Employee Director Stock Option Plan, or the 2000 Non-Employee Director Plan, was adopted by the Board of Directors on May 15, 2000, and was approved by our stockholders on July 18, 2000. We initially reserved for issuance thereunder an aggregate of 250,000 shares of common stock, increased this to 650,000 shares of common stock, pursuant to the affirmative vote of the stockholders on June 10, 2002, and increased this to 1,000,000 shares of common stock, pursuant to the affirmative vote of the stockholders on December 16, 2003. A more complete summary of the 2000 Non-Employee Director Plan is set forth above in the section of this Proxy Statement entitled “Amended and Restated 2000 Non-Employee Director Stock Option Plan.” As of November 9, 2005, we had granted outstanding and unexpired options to purchase up to 766,250 shares of common stock to eligible persons under the 2000 Non-Employee Director Plan, out of which 55,000 had been exercised and 711,250 remained unexercised. An additional 233,750 shares are reserved for issuance under the 2000 Non-Employee Director Plan. Stockholders are being asked to approve an amendment to the 2000 Non-Employee Director Plan to increase the number of shares of common stock reserved for issuance under the 2000 Non-Employee Director Plan from 1,000,000 shares to 1,400,000 shares.

The approval of the amendment to the 2000 Non-Employee Director Plan requires the affirmative vote of a majority of the combined Votes Cast. The general purposes of the 2000 Non-Employee Director Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our non-employee directors and to promote the success of our business. By the time of the automatic grant of options in January 2006, we will have nearly exhausted the pool of authorized shares in respect of which we may grant options. Our Board of Directors believes it essential to carrying out our business plan to have the ability to provide to our non-employee directors with incentives tied to our success.

Vote Required; Recommendation of the Board of Directors

The approval of the amendment to the 2000 Non-Employee Director Plan requires the affirmative vote of a majority of the Votes Cast.

The Board of Directors Recommends a Vote “FOR” this Proposal.

Proposal 4.	Approval of our 2005 Equity Compensation Plan

General Description

The 2005 Equity Compensation Plan (the “2005 Equity Plan”) was adopted by the Board of Directors on November 9, 2005, subject to the ratification by our stockholders. We have reserved for issuance thereunder an aggregate of 3,160,000 shares of common stock. The 2005 Equity Plan provides for the award to our executive and other key employees and to our consultants of shares of our common stock in the following forms: incentive stock options, non-statutory (non-qualified) stock options, stock appreciation rights, time-vested and/or performance-vested restricted stock, stock purchase rights and unrestricted stock.

Our success depends upon our ability to attract and retain highly qualified and competent executive and key employees and consultants. The 2005 Equity Plan enhances that ability and provides additional incentive to such personnel to advance our interests and those of our stockholders. Our management believes that the reservation of 3,160,000 shares of common stock for issuance under the 2005 Equity Plan would provide an adequate reserve of shares for issuance under the 2005 Equity Plan in order to enable us to compete with other companies to attract and retain valuable executive and other key employees and consultants. If the stockholders adopt the 2005 Equity Plan and the 2005 Investment Plan (described below in the proposal 5 of this Proxy Statement), then we will make no further awards or grants of shares of our common stock under our existing, active stock option plans and will reduce the number of shares authorized for issuance under the existing, active plans by the number of shares expected to be available for option grants under the plans as of the date of the Annual Meeting. The existing, active plans are expected to have 2,116,347 shares available for grant as of the Meeting, comprised as follows: the 2000 Stock Option Plan at 1,193,762 shares available; the 1996 Stock Option Plan (from ProCyte) at 95,685 available shares; and the 2004 Stock Option Plan (also from ProCyte) at 826,900 available shares.

A description of the 2005 Equity Plan is set forth below. The description is intended to be a summary of the material provisions of the 2005 Equity Plan and does not purport to be complete. The following discussion summarizes certain aspects of the 2005 Equity Plan, but is qualified in its entirety by reference to the 2005 Equity Plan, which is attached to this Proxy Statement as “Exhibit A” (excluding the attachments to the Plan).

2005 Equity Plan

General Purpose. The general purposes of the 2005 Equity Plan are to establish incentives designed to attract, recognize, reward and retain competent executive and key employees, as well as independent consultants, whose performance, contribution and skills are critical to us, and to promote the increased ownership of common stock among our executives and key employees in order to increase their proprietary interest in our business. Our independent directors will not receive awards under the 2005 Equity Plan, but rather will continue to be compensated under the 2000 Non-Employee Director Plan. If the stockholders approve the 2005 Equity Plan, it will continue for ten years after it was first approved by the stockholders.

Shares Subject to the 2005 Equity Plan. We have reserved for issuance up to 3,160,000 shares of common stock under the 2005 Equity Plan. If shares of common stock are forfeited for any reason, prior to the lapsing of the applicable restrictions, the forfeited shares will become available for new awards in accordance with the terms of the 2005 Equity Plan. If any award granted under the 2005 Equity Plan for any reason expires or otherwise terminates without having vested in full, the common stock not vested under such award will again become available for new awards under the 2005 Equity Plan. No awards have been awarded under the 2005 Equity Plan as of the date of this Proxy Statement and none are anticipated to be made prior to the Annual Meeting.

Administration of and Eligibility under 2005 Equity Plan. The 2005 Equity Plan, as adopted, provides for the award of shares of common stock to our executive and other key employees, including those of our subsidiaries, as an incentive to remain in the employ of or to provide services to us and our subsidiaries, as well as awards to independent consultants. The 2005 Equity Plan authorizes the issuance of awards to be awarded by a committee (the “Plan Committee”) established by the Board of Directors to administer the 2005 Equity Plan. The Plan Committee will be the Compensation Committee of the Board of Directors or such other similar committee as may in the future be designated by the Board of Directors to perform those functions presently being performed by the Compensation Committee. The Plan Committee will consist of at least three members, each of whom will be a non-employee director, as such term is defined under Rule 16b-3 of the Exchange Act, will qualify as an outside director, for purposes of Section 162(m) of the Code and will comply with the listing standards of the primary trading market or securities exchange on which the common stock then trades.

The terms and conditions of each award will be determined by the Plan Committee, in its sole and absolute discretion, and may change from time to time. Our officers and key employees, as well as independent consultants, are eligible to receive awards under the 2005 Equity Plan. However, the Plan Committee will have sole and absolute discretion to determine the persons to whom awards will be made. The terms and conditions of separate awards need not be identical, but awards will include (through incorporation of provisions of the 2005 Equity Plan by reference in the agreement embodying the award or otherwise) the substance of the terms and conditions of the 2005 Equity Plan.

Subject to the terms and conditions of the 2005 Equity Plan, the Plan Committee will have the sole authority to: (a) interpret conclusively the provisions of the 2005 Equity Plan and decide all questions of fact arising in its application; (b) adopt, amend and rescind rules and regulations relating to the 2005 Equity Plan; (c) determine the executive and other key employees, as well as independent consultants, to whom awards may be made and the timing, method and amount of each such award; and (d) make any other determinations, exercise such powers and perform such acts the Plan Committee deems necessary or advisable, subject only to those determinations, powers and acts which may be reserved to the Board of Directors. The Board of Directors, in the exercise of this power, may correct any defect, omission or inconsistency in the 2005 Equity Plan or in any award, in a manner and to the extent it deems necessary or expedient to conform them to applicable provisions of law or to make the 2005 Equity Plan fully effective.

Recipient Agreements. The Plan Committee may require that each recipient enter into a written agreement with us, which will set forth all the terms and conditions of the award. The award agreement will contain such other terms, provisions and conditions not inconsistent herewith, as shall be determined by the Plan Committee. Following is a description of terms and conditions that are expected to apply to the various forms of awards.

Stock Options. The Plan Committee may grant incentive stock options (“ISOs”) under Section 422 of the Code. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of PhotoMedex or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of our common stock, based on the closing sales price of the common stock as of the date prior to the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value. ISOs will vest in accordance with a schedule set by the Plan Committee; if the Committee sets no schedule, then the 2005 Equity Plan provides as a benchmark that ISOs will vest ratably as of the first five anniversaries of the date of grant. Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders. The aggregate fair market value (determined as of the time of the grant of the ISO) of the common stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000. If this threshold is exceeded, the ISOs accounting for the excess are automatically converted to non-statutory (non-qualified) stock options (“NSOs”).

The Plan Committee may also grant NSOs. Consistent with Section 409A of the Code, the exercise price of a NSO will never be less than 100% of the fair market value, based on the closing sales price of the common stock on the date prior to the date of grant of the option. The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed 10 years from the date of grant. NSOs will vest in accordance with a schedule set by the Plan Committee; if the Committee sets no schedule, then the 2005 Equity Plan provides as a benchmark that NSOs will vest ratably as of the first five anniversaries of the date of grant.

The Committee may allow an optionee to pay the exercise price of any option, and any associated withholding taxes, not only by means of cash but also by means of shares of our common stock.

Stock Appreciation Rights. Each stock appreciation right (“SAR”) granted under the 2005 Equity Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefore, an amount equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the fair market value of one share of our common stock on the date of grant (or in the case of an SAR granted in connection or tandem with an option, the excess of the fair market of one share of common stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of common stock covered by the SAR or the option, or portion thereof, that is surrendered.

SARs will be exercisable only at the time or times established by the Plan Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Plan Committee may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

Restricted Stock. The Plan Committee may award shares of our common stock to participants in the 2005 Equity Plan. The purchase price of the stock, if any, will be set by the Committee, but shall never be less than the par value of the shares. Awards may be subject to restrictions conditioned on the lapse of time and/or conditioned on the attainment of performance standards, and if both types of conditions are imposed, the Plan Committee may provide that upon the fulfillment of the performance conditions, the time conditions may lapse. Subject to the discretion of the Committee, the conditions applicable to an award of shares will lapse ratably (i.e. one-third) on the fifth, sixth and seventh anniversaries of the award. Although we will hold restricted shares in escrow so long as the shares remain subject to forfeiture, the shares may be voted by the recipient and will be treated as outstanding.

Stock Purchase Rights. The Plan Committee may award to a participant the right to purchase shares of our common stock. We shall retain the right to repurchase any such shares, at the same price paid by the recipient, after the recipient is terminated. Our retained repurchase right will lapse ratably over the first five anniversaries of the award of the purchase right to the recipient. Notwithstanding the above, we shall have no rights to repurchase any such shares if such rights or such repurchase would trigger taxation to the participant under Section 409A of the Code. The Committee shall not enter into any such repurchase arrangement except upon the written advice of counsel.

Unrestricted Stock. The Committee may award to a participant shares of our common stock, with no restrictions.

Adjustments Resulting from Changes in Capitalization. If any change is made in the common stock subject to the 2005 Equity Plan, or subject to any award granted under the 2005 Equity Plan (through reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by us), the maximum number of shares subject to the 2005 Equity Plan, the maximum number of shares which may be granted to a recipient in a calendar year, and the class(es) and number of shares and price per share of stock subject to outstanding awards shall be proportionately adjusted. Such adjustment shall be made by the Board of Directors or the Plan Committee, the determination of which shall be final, binding and conclusive. (The conversion of any of our convertible securities will not be treated as a “transaction not involving the receipt of consideration.”)

Termination and Amendment of the 2005 Equity Plan. The Board of Directors may terminate or amend the 2005 Equity Plan at any time, except that awards then outstanding will not be adversely affected thereby without the written consent of the respective recipients holding such awards. The Board of Directors may make such amendments to the 2005 Equity Plan as it shall deem advisable, except that the approval by our stockholders in accordance with the laws of Delaware within 12 months after the adoption of the amendment will be required for any amendment which would: (i) materially modify the requirements as to eligibility for awards under the 2005 Equity Plan; (ii) materially increase the benefits accruing to recipients under the 2005 Equity Plan; or (iii) be required under applicable law or the listing standards of the market or exchange on which the common stock then trades. The Board may in its sole discretion submit any other amendment to the 2005 Equity Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.

In the event of a transaction involving our dissolution or liquidation, recipients of options, SARs or stock purchase rights may exercise their rights until 10 days before the transaction. The Committee in its discretion may provide that any restrictions on shares acquired from such exercise will lapse and may further provide that rights not otherwise exercisable may become so. Any rights not exercised by the transaction will terminate immediately before the transaction.

In the event of a change in control of PhotoMedex, all rights of recipients of awards shall become fully exercisable and immediately vested, except that in the case of restricted stock that is subject to a performance restriction based on the price (the “Milestone Price”) of our common stock, our repurchase rights applicable to such restricted stock shall lapse with respect to a change in control event only if the price per share to be paid in connection with the change of control event is equal to or greater than the Milestone Price.  A change in control results from the acquisition by any one person, or group of persons acting in concert, of more than 50% of the voting power of our capital stock. A change in control also results from a “Sale of the Company.” A Sale of the Company occurs on: (a) our consolidation or merger into or with a successor entity such that our stockholders own less than a majority of the shares of stock of such entity; or (b) a sale or other disposition of all, or substantially all, of our assets to a successor entity. In the event of a Sale of the Company, awards made under the 2005 Equity Plan are to be assumed, or substituted with equivalent rights, by the successor entity. If the successor entity declines to do so, then each holder of an award shall have not less than 20 days before the consummation of the Sale of the Company to exercise his or her rights, and all such rights shall become fully exercisable during such 20 day period.

Effect of Termination of Recipient. An award under the 2005 Equity Plan is generally subject to the condition that the recipient continue to provide services to us. For purposes of the 2005 Equity Plan, the term “termination” means the ceasing to be a service provider to us, whether as an employee or as a consultant.

Options. If a recipient is terminated for cause, all unexercised options are forfeited. If a recipient is terminated under other circumstances, he or she will have generally three months in which to exercise any vested options, except in the case of termination due to disability or death, in which cases the vested options many be exercised for 12 months.

Stock Appreciation Rights. The Committee has the power to terminate any SARs in the event of a recipient’s termination.

Restricted Stock. If a recipient voluntarily terminates his or her employment or consultancy with us or if we terminate such employment or consultancy for cause, then any shares of restricted stock still subject to forfeiture shall revert to us; if the employment or consultancy is terminated for any other reason, then any shares still subject to forfeiture shall also revert to us, unless the Plan Committee, in its discretion, decides otherwise.

Stock Purchase Rights. Under the 2005 Equity Plan, we have the right, in the event of a recipient’s voluntary or involuntary termination to repurchase stock which a recipient purchased under a stock purchase agreement. We may do so at the same consideration paid by the recipient to the extent that the purchased shares remain subject to our right of repurchase.

Certain Federal Income Tax Considerations. Awards granted under the 2005 Equity Plan generally have the federal income tax consequences discussed below.

Corporate business deduction. Generally, we will be entitled to a tax deduction in the same amount as the ordinary income recognized by a recipient with regard to the award. In order to secure such deduction in the case of the exercise of NSOs, we must fulfill such withholding tax obligations as may be imposed on us.

However, Section 162(m) of the Code imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its Chief Executive Officer or any of the next four highest paid executive officers as listed in the proxy statement. For this purpose, compensation includes gains arising from stock option exercises, vesting of restricted stock and the award of stock bonuses. An exception to this limitation is provided for “qualified performance-based compensation.” The Section 162(m) provisions generally require that affected executives’ compensation satisfy certain conditions in order to qualify as “qualified performance-based compensation.” Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000. It is possible that compensation attributable to awards made under this Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Accordingly, in order to permit the Board of Directors and the Plan Committee to grant awards that qualify as “qualified performance-based compensation” under Section 162(m) and therefore to be deductible by us without regard to the $1 million deduction limit of Section 162(m), the 2005 Equity Plan provides, subject to stockholder approval, for authority in the Board of Directors or the Plan Committee to condition the grant or vesting of such awards and authorizes the Board of Directors or the Plan Committee to establish any other terms and conditions required to qualify such awards as “qualified performance-based compensation.” The Board of Directors may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.

In order to exclude compensation resulting from options granted under the 2005 Equity Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the Plan which will place a 500,000 share limit on the number of options and SARs that may be granted under the Plan to a service provider in any fiscal year. This is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve our ability to deduct in full any compensation expense related to stock options and SARs.

Tax consequences of deferred compensation.  The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code, generally effective January 1, 2005. In September, 2005, the Treasury Department issued detailed Proposed Regulations under this statute, but a number of issues remain unresolved. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides strict rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A. However, it generally does not affect our ability to deduct deferred compensation at some point in time.

Section 409A does not apply to incentive stock options, non-qualified stock options (that are not and can never later be discounted) and restricted stock (provided there is no deferral of income beyond the vesting date). Section 409A also does not cover stock appreciation right (SAR) plans if (i) the exercise price can never be less than the fair market value of the underlying stock on the date of grant (ii) no features defer the recognition of income beyond the exercise date, and (iii) there are no other rights granted beyond the SAR itself.

Section 409A does apply to restricted stock units, performance units and performance shares. Grants under such plans will continue to be taxed at vesting but will be subject to new limits on plan terms governing when vesting may occur.

Tax consequences to recipient from ISOs. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of: (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or Ten Percent Stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

Tax consequences to recipient from NSOs and SARs. All other options that do not qualify as incentive options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon the resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term capital gain or loss, depending on the holding period. The tax consequences to the holder of a SAR will be similar to the consequences from an NSO.

Tax consequences from award of stock and from stock purchase rights. Upon acquisition of stock under an award made under this Plan, the recipient normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse and the shares become transferable, unless the recipient makes a specific tax election to be taxed on receipt of the stock. The tax consequences to the holder of a stock purchase right who has exercised his or her right will generally be similar to those of a holder of restricted stock.

Later disposition of stock. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who are subject to Section 16(b) of the Exchange Act.

The foregoing is only a summary of the effect of federal income taxation upon a recipient under the 2005 Equity Plan. It does not purport to be complete, and does not discuss the tax consequences of the recipient’s death or the income tax laws of any municipality, state or foreign country in which a recipient may reside. Recipients of options, rights and awards granted under the 2005 Equity Plan are advised to consult their personal tax advisors before exercising an option, right or award or disposing of any stock received pursuant to the exercise of an option right or award.

Circular 230 Disclaimer: Nothing contained in this discussion of certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Code or (ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.

Performance Measures. The Board of Directors or the Plan Committee will have the power to condition the grant or vesting of awards under the 2005 Equity Plan upon the attainment of performance goals, determined by the Board of Directors or the Plan Committee in their respective sole discretion. With respect to any awards granted to persons who are or who may be “covered employees” within the meaning of Section 162(m) of the Code, the Board of Directors or the Plan Committee will have the power to grant such awards upon terms and conditions that qualify such awards as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Restrictions on Transfer. In addition to the restrictions set forth under applicable law, the shares of common stock awarded pursuant to the 2005 Equity Plan are subject to the following additional restrictions: (i) stock certificates evidencing such shares will be issued in the sole name of the recipient (but shall be held by us, subject to the terms and conditions of the award) and may bear any legend which the Plan Committee deems appropriate to reflect any rights of repurchase or forfeiture or other restrictions on transfer hereunder or under the award agreement, or as the Plan Committee may otherwise deem appropriate; and (ii) no awards granted under the 2005 Equity Plan may be assignable by any recipient under the 2005 Equity Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution or where such assignment is expressly authorized by the terms of the recipient agreement embodying the terms and conditions of the award. Participants are also obliged to comply with our Securities Trading Policy and rules of the Securities and Exchange Commission.

Vote Required; Recommendation of the Board of Directors

The approval of the 2005 Equity Plan requires the affirmative vote of a majority of the Votes Cast.

The Board of Directors Recommends a Vote “FOR” this Proposal.

Proposal 5.	Approval of our 2005 Investment Plan

General Description

The PhotoMedex, Inc. 2005 Investment Plan (the “2005 Investment Plan”) was adopted by the Board of Directors on November 9, 2005, subject to the ratification by our stockholders. We have reserved for issuance thereunder an aggregate of 400,000 shares of common stock. The 2005 Investment Plan provides for the award to our executive officers of shares of our common stock in the form of non-statutory (non-qualified) stock options. The award matches with options an executive officer’s purchase of our common stock in the open market on a share for share basis, where the options will have an exercise price equal to the purchase price of the matched stock. However, an executive officer will not, during the life of the Investment Plan, receive matching options for open market purchases that exceed, in the aggregate, $250,000. If the stockholders approve the 2005 Equity Plan, it will become effective as of the Meeting and continue for ten years thereafter.

The purpose of the 2005 Investment Plan is to promote the success of our business and to enhance the value of the business by linking the personal interests of the executive officers participating in the Plan to the interests of our stockholders. Our Board of Directors believes that the reservation of 400,000 shares of common stock for issuance under the 2005 Investment Plan would provide an adequate reserve of shares for issuance under the 2005 Investment Plan in order to achieve the aims of the Plan. If the stockholders adopt the 2005 Equity Plan (described above in the proposal in Item 4 of this Proxy Statement) and the 2005 Investment Plan, then we will make no further awards or grants of shares of our common stock under our existing, active stock option plans and will reduce the number of shares authorized for issuance under the existing, active plans by the number of shares expected to be available for option grants as of the date of Annual Meeting. The existing, active plans are expected to have 2,116,347 shares available for grant as of the Meeting, comprised as follows: the 2000 Stock Option Plan at 1,193,762 shares available; the 1996 Stock Option Plan (from ProCyte) at 95,685 available shares; and the 2004 Stock Option Plan (also from ProCyte) at 826,900 available shares.

A description of the 2005 Investment Plan is set forth below. The description is intended to be a summary of the material provisions of the 2005 Investment Plan and does not purport to be complete. The following discussion summarizes certain aspects of the 2005 Investment Plan, but is qualified in its entirety by reference to the 2005 Investment Plan, which is attached as “Exhibit B” to this Proxy Statement.

2005 Investment Plan

General Purpose. The general purpose of the 2005 Investment Plan is to link the personal interests of our executive officers to the success of our business and thereby to the value of our business.

Our independent directors will not receive awards under the 2005 Investment Plan, but rather will continue to be compensated under the 2000 Non-Employee Director Plan. The 2005 Investment Plan provides that, subject to an overall limit for each participating executive officer, non-statutory options may be granted to executive officers, on a share for share basis, for shares of our common stock that the executive officer may purchase in the open market.

Shares Subject to the 2005 Investment Plan. We have reserved for issuance up to 400,000 shares of common stock under the 2005 Investment Plan. If shares of common stock underlying the matching options are forfeited for any reason, prior to exercise, the forfeited shares will become available for new awards in accordance with the terms of the 2005 Investment Plan. No awards have been awarded under the 2005 Investment Plan as of the date of this Proxy Statement and none are anticipated to be made prior to the Annual Meeting.

Administration of and Eligibility under 2005 Investment Plan. The 2005 Investment Plan, as adopted, provides for the grant of options to those executive officers who are subject to reporting to the Commission under Section 16(a) of the Exchange Act. The 2005 Investment Plan authorizes the grant of options by a committee (the “Plan Committee”) to be established by the Board of Directors to administer the 2005 Investment Plan. The Plan Committee will be the Compensation Committee of the Board of Directors or such other similar committee as may in the future be designated by the Board of Directors to perform those functions presently being performed by the Compensation Committee. The Plan Committee will consist of at least three members, each of whom will be a non-employee director, as such term is defined under Rule 16b-3 of the Exchange Act, will qualify as an outside director, for purposes of Section 162(m) of the Code and will comply with the listing standards of the primary trading market or securities exchange on which the common stock then trades.

The Plan Committee will determine the terms and conditions of options granted under the 2005 Investment Plan, consistent with the terms of the Plan, will interpret the Plan and establish rules for the Plan’s administration.

Matching Provision. Each executive officer may purchase shares of our common stock in the open market (the “Open Market Shares”). Upon due notification to the Plan Committee, non-statutory options will be granted under the Plan to the officer. The grant will match in the number of options the number of Open Market Shares; each option will have an exercise price equal to the price paid by the executive officer for his or her Open Market Shares, subject to the following limitations: (a) options covering no more than 200,000 shares may be granted to any one executive officer in any one calendar year, (b) each executive officer will not be granted options for open market purchases that exceed $250,000 in the aggregate during the term of the Plan, and (c) matching options will otherwise be issued on a “first come, first served” basis: the Plan is not required to increase the number of shares of common stock authorized under the Plan in the event that the demand for matching options exceeds the supply.

Open Market Shares will be held by us in escrow for a holding period equal to the lesser of three years from the date the Shares were purchased in the open market or the occurrence of a change in control of PhotoMedex. If the officer sells any Open Market Shares before the completion of the holding period, he or she may do so, but the matching options will thereupon be canceled. At the end of the holding period, the Open Market Shares will be released from escrow and the matching options will be fully vested and exercisable.

Recipient Agreements. The Plan Committee may require that each recipient enter into a written agreement with us, which will set forth all the terms and conditions of the grant. The award agreement will contain such other terms, provisions and conditions not inconsistent herewith, as shall be determined by the Plan Committee. Unless the Committee determines otherwise, each matching option will have a life of 10 years. The Committee may allow payment of the exercise price of the matching options, and of any associated withholding taxes, by means of shares of our common stock.

Adjustments Resulting from Changes in Capitalization. If any change is made in the common stock subject to the 2005 Investment Plan, or subject to any option granted under the 2005 Investment Plan

 (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, liquidating dividend, combination of shares, exchange of shares, or other change in corporate structure or other transaction not involving the receipt of consideration by us), the class(es) and maximum number of shares subject to the 2005 Investment Plan, the maximum number of shares which may be granted to a recipient in a calendar year, the class(es) and number of shares and exercise price per share of outstanding options shall be adjusted to prevent the dilution or enlargement of rights. Such adjustment shall be made by the Board of Directors or the Plan Committee, the determination of which shall be final, binding and conclusive. (The conversion of any of our convertible securities will not be treated as a “transaction not involving the receipt of consideration.”)

Termination and Amendment of the 2005 Investment Plan. The Board of Directors may terminate or amend the 2005 Investment Plan at any time, except that options then outstanding will not be adversely affected thereby without the written consent of the respective recipients holding such options. The Board of Directors may make such amendments to the 2005 Investment Plan as it shall deem advisable, except that the approval by our stockholders in accordance with the laws of Delaware within 12 months after the adoption of the amendment will be required for any amendment which would: (i) materially modify the requirements as to eligibility for options under the 2005 Investment Plan; (ii) materially increase the benefits accruing to recipients under the 2005 Investment Plan; or (iii) be required under applicable law or the listing standards of the market or exchange on which the common stock then trades. The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.

In the event of a transaction involving our dissolution or liquidation, recipients of matching options may exercise their rights as soon as practicable before the effective date of the transaction. The Committee in its discretion may provide that any restrictions on matching options may lapse and may further provide that options not otherwise exercisable may become so. Any options not exercised by the transaction will terminate immediately before the transaction.

In the event of a change in control of PhotoMedex, all rights of recipients of awards shall become fully exercisable and immediately vested, except that in the case of restricted stock that is subject to a performance restriction based on the price (the “Milestone Price”) of our common stock, our repurchase rights applicable to such restricted stock shall lapse with respect to a change in control event only if the price per share to be paid in connection with such change in control event is equal to or greater than the Milestone Price.  The unvested balance of such shares shall vest ratably and monthly over the period of time (but not greater than 36 months) that the acquirer in the change in control event contracts for the services of the person who was awarded the restricted stock. If the acquirer opts not to contract for such services, then the unvested balance of shares shall vest as of the change in control event. A change in control results from the acquisition by any one person, or group of persons acting in concert, of more than 50% of the voting power of our capital stock. A change in control also results from a “Sale of the Company.” A Sale of the Company occurs on: (a) our consolidation or merger into or with a successor entity such that our stockholders own less than a majority of the shares of stock of such entity; or (b) a sale or other disposition of all, or substantially all, of our assets to a successor entity. In the event of a Sale of the Company, awards made under the 2005 Equity Plan are to be assumed, or substituted with equivalent rights, by the successor entity. If the successor entity declines to do so, then each holder of an award shall have not less than 20 days before the consummation of the Sale of the Company to exercise his or her rights, and all such rights shall become fully exercisable during such 20 day period.

Effect of Termination of Recipient. A grant of matching options under the 2005 Investment Plan is generally subject to the condition that the executive officer continue to remain in our employ, whether as an executive officer or otherwise. Unless a different period is provided by the Plan Committee, a vested matching option shall be exercisable for three months following the optionee’s termination of employment, subject to the following exceptions. In the event of the optionee’s termination due to disability or death, the exercise period will be 12 months; in event of the optionee’s termination for cause, the matching options shall cease to be exercisable in any respect as of the date of termination. For purposes of the 2005 Investment Plan, the term “termination” means the ceasing to be an employee of ours.

Certain Federal Income Tax Considerations. Awards granted under the 2005 Investment Plan generally have the federal income tax consequences discussed below.

Corporate business deduction. Generally, we will be entitled to a tax deduction in the same amount as the ordinary income recognized by a recipient with regard to the award. In order to secure such deduction in the case of exercise of the matching options, we must fulfill such withholding tax obligations as may be imposed on us.

However, Section 162(m) of the Code imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its Chief Executive Officer or any of the next four highest paid executive officers as listed in the proxy statement. For this purpose, compensation includes gains arising from stock option exercises, vesting of restricted stock and the award of stock bonuses. An exception to this limitation is provided for “qualified performance-based compensation.” The Section 162(m) provisions generally require that affected executives’ compensation satisfy certain conditions in order to qualify as “qualified performance-based compensation.” Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000. It is possible that compensation attributable to awards made under this Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Accordingly, in order to permit the Board of Directors and the Plan Committee to grant awards that qualify as “qualified performance-based compensation” under Section 162(m) and therefore to be deductible by us without regard to the $1 million deduction limit of Section 162(m), the 2005 Equity Plan provides, subject to stockholder approval, for authority in the Board of Directors or the Plan Committee to condition the grant or vesting of such awards and authorizes the Board of Directors or the Plan Committee to establish any other terms and conditions required to qualify such awards as “qualified performance-based compensation.” The Board of Directors may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers. In conformance to the provisions of Section 162(m), the Committee will grant matching options in a given year on no more than 200,000 shares of our common stock reserved for issuance under the 2005 Investment Plan. In addition, as noted above, each executive officer will be granted no more than $250,000 of options under the Plan, where the value of an option is based on the exercise price of the option.

Tax consequences of deferred compensation.  The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code, generally effective January 1, 2005. In September, 2005, the Treasury Department issued detailed Proposed Regulations under this statute, but a number of issues remain unresolved. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides strict rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A. However, it generally does not affect our ability to deduct deferred compensation at some point in time.

Section 409A does not apply to incentive stock options, non-qualified stock options (that are not and can never later be discounted) and restricted stock (provided there is no deferral of income beyond the vesting date). Section 409A also does not cover stock appreciation right (SAR) plans if (i) the exercise price can never be less than the fair market value of the underlying stock on the date of grant (ii) no features defer the recognition of income beyond the exercise date, and (iii) there are no other rights granted beyond the SAR itself.

Section 409A does apply to restricted stock units, performance units and performance shares. Grants under such plans will continue to be taxed at vesting but will be subject to new limits on plan terms governing when vesting may occur.

Tax consequences to recipient from NSOs. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price, if any. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon the resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term capital gain or loss, depending on the holding period.

Later disposition of stock. Upon disposition of stock acquired from exercise of a matching option, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who are subject to Section 16(b) of the Exchange Act.

The foregoing is only a summary of the effect of federal income taxation upon a recipient under the 2005 Investment Plan. It does not purport to be complete, and does not discuss the tax consequences of the recipient’s death or the income tax laws of any municipality, state or foreign country in which a recipient may reside. Recipients of options granted under the 2005 Investment Plan are advised to consult their personal tax advisors before exercising an option or disposing of any stock received pursuant to the exercise of an option.

Circular 230 Disclaimer: Nothing contained in this discussion of certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Code or (ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.

Restrictions on Transfer. In addition to the restrictions set forth under applicable law, the Open Market Shares and the options granted pursuant to the 2005 Investment Plan are subject to the following additional restrictions: (i) stock certificates evidencing such Open Market Shares will be issued in the sole name of the recipient (but shall be held by us, subject to the terms and conditions of 2005 Investment Plan) and may bear any legend which the Plan Committee deems appropriate to reflect any restrictions on transfer under the Plan, or as the Plan Committee may otherwise deem appropriate; and (ii) no options granted under the 2005 Investment Plan may be assignable by any recipient under the Plan, either voluntarily or by operation of law, except by will or the laws of descent and distribution or with the approval of the Plan Committee. Participants are also obliged to comply with our Securities Trading Policy and rules of the Securities and Exchange Commission.

Vote Required; Recommendation of the Board of Directors

The approval of the 2005 Investment Plan requires the affirmative vote of a majority of the Votes Cast.

The Board of Directors Recommends a Vote "FOR" this Proposal.

Proposal 6. Approval of Awards to Messrs. O’Donnell and McGrath out of our 2005 Equity Plan.

If the 2005 Equity Plan and the 2005 Investment Plan are approved by the stockholders, then the Plan Committee for the 2005 Equity Plan intends to grant 200,000 incentive stock options to Mr. O’Donnell and further intends, as illustrated in a Restricted Stock Agreement, “Exhibit C” attached to this Proxy Statement, to award 525,000 restricted shares of our common stock to Mr. O’Donnell and 335,000 restricted shares of our common stock to Mr. McGrath. This intention is based partly on the fact that in November 2005, options granted to Mr. O’Donnell on 650,000 shares of our common stock and options granted to Mr. McGrath on 475,000 shares of our common stock will expire. The Committee believes that the award of such restricted shares and the grant of options will continue to give incentive to these executive officers to continue to implement our business objectives.

The Committee intends that the 200,000 options to be granted to Mr. O’Donnell will have a life of ten years and vest ratably over five years, except that in the event of a Sale of the Company, the options will become fully vested and exercisable.

As to the award of restricted shares of our common stock to Messrs. O’Donnell and McGrath, the Committee intends to make the awards on January 15, 2006, setting a purchase price of $0.01 per share. Shares that are purchased will be held in escrow by us for as long as they are subject to our right of repurchase. Our right of repurchase will continue for as long as the shares remain subject to time restrictions and performance restrictions.

As to the performance restrictions, our repurchase right will lapse if the trading price of our common stock attains certain targets above the 2005 Average Price.  The term “2005 Average Price” shall mean the greater of (i) $2.50 and (ii) the average fair market value (generally the closing price of our common stock) for each of the trading days in the 90-day period ending on the Meeting Date. For the years 2006 through 2010, the Average Price shall mean the average fair market value of our common stock for each of the trading days in the last three months of the calendar year. Our right of repurchase shall lapse with respect to 20% of the purchased shares if the 2006 Average Price equals or exceeds the 2006 Target Price, where the term “2006 Target Price” shall equal 125% of the 2005 Average Price and where the lapsing shall be effective as of December 31, 2006. Likewise, our right of repurchase shall lapse with respect to 20% of the purchased shares if the 2007 Average Price equals or exceeds the 2007 Target Price, where the term “2007 Target Price” shall equal 125% of the 2006 Target Price, and so on. For 2010, if the 2010 Average Price equals or exceeds the 2010 Target Price, then our right of repurchase shall lapse with respect to all of the purchased shares for which our repurchase right has not previously lapsed, and such lapsing shall be effective as of December 31, 2010.

As to time restrictions, to the extent that any of the purchased shares remain subject to our right of repurchase and therefore are unvested, they shall vest ratably (i.e. one-third) on the fifth, sixth and seventh anniversaries of the award of the restricted shares.

However, in the event of a transaction that constitutes a change in control of the Company, our right of repurchase shall lapse with respect to the performance restrictions on the restricted shares that are unvested immediately prior to the consummation of such transaction as follows. Where the per-share purchase price paid or deemed paid in connection with such change in control is equal to or greater than a Target Price described above, then it shall be deemed that the Target Price has been attained as of the change in control, and our repurchase rights applicable to such Target Price shall lapse. For example, if the 2006 Target Price were $3.13 (i.e. $2.50 x 125%), the 2007 Target Price were $3.91 (i.e. $3.13 x 125%) and the 2008 Target Price were $4.89 (i.e. $3.91 x 125%), and if the per-share purchase price is $4.50 for a change in control on June 30, 2006, then the 2006 and 2007 Target Prices shall be deemed to have been attained as of June 30, 2006, and therefore the shares subject to repurchase under the 2006 and 2007 Target Prices shall be free of such repurchase restrictions as of June 30, 2006. The shares subject to repurchase under the 2008 Target Price (and the 2009 and 2010 Target Prices as well) shall remain subject to such repurchase restriction. Such shares still subject to repurchase shall vest ratably and monthly over the period of time (but not greater than 36 months) that the acquirer in the change in control event contracts for the services of the person who was awarded the restricted stock. If the acquirer opts not to contract for such services, then the unvested balance of shares shall vest as of the change in control event.

The following table summarizes the benefits to be conferred on Messrs. O’Donnell and McGrath.
	New Plan Benefits 2005 Equity Compensation Plan
Name	Benefit	Number of Units	Dollar Value ($)(1)
Jeffrey F. O’Donnell, (CEO)	Restricted Stock	525,000	840,000	(2)
	Stock Options	200,000	0	(3)

Dennis M. McGrath, (CFO)	Restricted Stock	335,000	536,000	(2)
Executive Group		1,060,000	1,376,000

____________________
(1) This table reflects, on a pro forma basis and assuming the award of these benefits on November 14, 2005, the value of the shares to be awarded and the options to be granted to Messrs. O'Donnell and McGrath, assuming the approval of this Proposal 6 by the stockholders. The table is based on a per-share market price of $1.61, the closing price for our common stock in the Nasdaq National Market System as of November 14, 2005. The shares and options to be granted hereunder will not be awarded until and unless this Proposal 6 has been approved by the stockholders, so the actual values of such shares and options on the date on which they may be awarded may differ from the values set forth in the table. This table does not purport to represent the impact of such awards of stock or grant of options on our financial statements under generally accepted accounting principles, either under prevailing standards of Accounting Principles Board Opinion No. 25 or under the Statement of Financial Accounting Standards No. 123 Revised, which will take effect on January 1, 2006.

(2) The restricted shares to be awarded will have a per-share purchase price of $0.01, subject to the vesting of such shares under the 2005 Equity Plan. The value of the restricted stock in the table is based on the per-share closing price of $1.61 as of November 14, 2005, less the per-share purchase price of $0.01 of the shares of common stock to the awardees.

(3) The options to be awarded will have a per-share exercise price equal to the fair market value of the common stock in the Nasdaq National Market System on the date of the award, subject to the vesting provisions of such options under the 2005 Equity Plan. The value of the options in the table is based on the per-share closing price of $1.61 as of November 14, 2005, less the assumed exercise price as of the same date, which would be equal to $1.61.

Stockholder approval of the award of shares and the grant of options to Messrs. O’Donnell and McGrath is not required by the Bylaws or otherwise. However, the Board is submitting the awards and grant to the stockholders for approval as a matter of best practice.

Vote Required; Recommendation of the Board of Directors

The approval of the awards and grant to Messrs. O’Donnell and McGrath requires the affirmative vote of a majority of the Votes Cast.

The Board of Directors Recommends a Vote “FOR” this Proposal.

NO INCORPORATION BY REFERENCE OF
CERTAIN PORTIONS OF THIS PROXY STATEMENT

Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or the Exchange Act, as amended, that might incorporate future filings made by us under those statutes, neither the preceding Stock Performance Graph, the Audit Committee Report nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

OTHER MATTERS

We know of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors of
PHOTOMEDEX, INC.

By:   /s/ Jeffrey F. O’Donnell

Jeffrey F. O’Donnell
Chief Executive Officer

Montgomeryville, Pennsylvania
Dated: November 14, 2005

P R O X Y
PHOTOMEDEX, INC.
THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
For an Annual Meeting of Stockholders
to be held on December 28, 2005

The undersigned stockholder appoints Jeffrey F. O’Donnell and Dennis M. McGrath, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of PhotoMedex, Inc. ("we," "us" or "our")
which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at our office at 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, on December 28, 2005, at 9:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM
ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1)	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)			☐ FOR all nominees listed herein (except as marked up to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

	01-Richard J. DePiano 04-Alan R. Novak	02-Jeffrey F. O’Donnell 05-Anthony J. Dimun	03-David W, Anderson 06-Warwick Alex Charlton

(2)	To ratify the appointment of Amper, Politziner & Mattia, P.C. as our independent accountants for 2005.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	To approve an amendment to our Amended and Restated 2000 Non-Employee Director Stock Option Plan (the “2000 Non-Employee Director Plan”) to increase the number of shares of our common stock reserved for issuance thereunder from 1,000,000 to 1,400,000 shares.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

4)	To adopt our 2005 Equity Compensation Plan (the “2005 Equity Plan”) and to reserve up to 3,160,000 shares of common stock for issuance under the 2005 Equity Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)	To adopt our 2005 Investment Plan (the “2005 Investment Plan”) and to reserve up to 400,000 shares of common stock for issuance under the 2005 Investment Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(6)
To approve awards under the 2005 Equity Plan of 525,000 and 335,000 restricted shares of our common stock to Messrs. O’Donnell and McGrath, respectively, and a grant under the 2005 Equity Plan of an incentive stock option on 200,000 shares of our common stock to Mr. O’Donnell.

	☐ FOR	☐ AGAINST	☐ ABSTAIN
(7)	To transact such other business as may properly come before the Meeting and any adjournments thereto.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO STOCK TRANS, INC., 44 WEST LANCASTER AVENUE, ARDMORE, PENNSYLVANIA 19003, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

DATED: _________________________
________________________________
Signature
________________________________
Signature (if held jointly)
________________________________
Print Names
_________________________________
Print Names
(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.
VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

 OR

2.	VOTE BY INTERNET:
Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

«control»

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

EXHIBIT A

PHOTOMEDEX, INC.

2005 EQUITY COMPENSATION PLAN

1.    Purposes of the Plan. The purposes of this PhotoMedex, Inc. 2005 Equity Compensation Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees and Consultants, and to promote the success of the Company and the Company’s Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights, time vested and/or performance vested Restricted Stock, Stock Appreciation Rights and Unrestricted Shares may also be granted under the Plan.

2.    Definitions. As used herein, the following definitions shall apply:

“Acquirer” has the meaning set forth in Section 16(c).

“Administrator” means the committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” means any Parent and/or Subsidiary.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means the grant of an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award and/or Unrestricted Shares.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise specifically provided in a Participant’s Option Agreement, Stock Purchase Agreement, Stock Appreciation Right Agreement or Stock Award Agreement, a finding by the Administrator that the Participant’s employment with or service to the Company or any Affiliate was terminated due to one or more of the following: (i) the Participant’s performance of duties in an incompetent manner; (ii) the Participant’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Participant’s gross negligence; (iv) the Participant’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Participant’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Participant’s duties; (vi) actions by the Participant that are determined by the Administrator to be clearly contrary to the best interests of the Company and/or its Affiliates; (vii) the Participant’s conviction of a crime constituting a felony or any other crime involving moral turpitude; (viii) the Participant’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant’s duties, or (ix) any other act or omission which, in the determination of the Administrator, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Participant has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances

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under which the Participant’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

“Change in Control Event” has the meaning set forth in Section 16(c).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means PhotoMedex, Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board or of the board of directors of an Affiliate.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an Award.

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“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

“Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” shall mean any Service Provider who holds an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

“Restricted Period” has the meaning set forth in Section 12(a).

“Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 12 of the Plan.

“Service” shall mean service to the Company or its subsidiaries as an Employee or, following a Change in Control Event, service to the Acquirer (as defined in this Section 2) or its subsidiaries as an employee.

“Service Provider” means an Employee or Consultant. A Director who is neither an Employee nor a Consultant shall not be deemed to be a Service Provider.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

“Stock Appreciation Right” means a right granted pursuant to Section 14 of the Plan, as evidenced by a Notice of Grant. Stock Appreciation Rights may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights").

“Stock Appreciation Right Agreement” means an agreement between the Company and the grantee of a Stock Appreciation Right, approved by the Administrator, evidencing the terms and conditions of an individual Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Award” means an Award of Shares pursuant to Section 12 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Stock Purchase Agreement” means a written agreement between the Company and an Optionee, approved by the Administrator, evidencing the terms and restrictions applicable to stock purchased under a

3

Stock Purchase Right. Each Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Purchase Awardee” means the holder of an outstanding Stock Purchase Right granted under the Plan.

“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

“Stock Purchase Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 of the Plan.

“Subsidiary” means a "subsidiary corporation" of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Substitute Options” has the meaning set forth in Section 17.

“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

3.    Stock Subject to the Plan. Subject to the provisions of Section 16 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 3,160,000 shares. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Notwithstanding the foregoing, no more than 500,000 shares of Common Stock may be granted to any one Participant with respect to Options and Stock Appreciation Rights during any one calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

4.    Administration of the Plan.

(a)    Administration. The Plan shall be administered by a committee of the Board comprised of three or more directors who are “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, “non-employee directors” within the meaning of Rule 16b-3(b)(3) and “independent directors” within the meaning of Section 4200(a)(15) of the NASD Marketplace Rules.

(b)    Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted hereunder;

(iii)    to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

4

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Option Agreement, Stock Purchase Agreement, Stock Award Agreement and Stock Appreciation Right Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or grant of Unrestricted Shares or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)    to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at no less than the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the income resulting from exercise of the Option is recognized by the Optionee. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(ix)    to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(x)    to make all other determinations deemed necessary or advisable for purposes of administering the Plan.

(c)    Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Awards. Neither the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.    Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted to all Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person’s becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6.    Limitations.

(a)    Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if an Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options

5

granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)    Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the Participant's right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

7.    Term of the Plan. The Plan shall become effective upon approval by the Company's stockholders and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

8.    Term of Options. The term of each Option shall be stated in the applicable Option Agreement or, if not so stated, ten years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.    Option Exercise Price; Exercisability.

(a)    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option:

(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company and any Affiliate, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

(B)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction, but in no event shall Options be granted at a per Share exercise price that would cause the Options to be deemed a deferral of compensation under Code Section 409A.

(b)    Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

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10.    Exercise of Options; Consideration.

(a)    Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator, each Option shall vest and become exercisable as to 20% of the Shares subject to such Option on the first anniversary of its date of grant, as to an additional 20% of the Shares subject to such Option on the second anniversary of its date of grant, as to an additional 20% of the Shares subject to such Option on the third anniversary of its date of grant, as to an additional 20% of the Shares subject to such Option on the fourth anniversary of its date of grant and as to the balance of the Shares subject to such Option on the fifth anniversary of its date of grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than as a result of the Optionee's death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding anything contained herein to the contrary, an Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment; provided, however, that if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Consultant, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation.

(c)    Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

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(d)    Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)    Termination for Cause. Unless otherwise provided in a Service Provider’s Option Agreement, if a Service Provider’s relationship with the Company is terminated for Cause, then such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall revert to the Plan.

(f)    Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    other Shares of the Company’s capital stock which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)    consideration received by the Company under a cashless exercise program permitted by the Administrator, including a cashless exercise program utilizing the services of a single broker acceptable to the Administrator;

(v)    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

(vi)    any combination of the foregoing methods of payment; or

(vii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.    Stock Purchase Rights.

(a)    Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options or other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Stock Purchase Awardee in writing or electronically, by means of a Notice of Grant and/or a Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Stock Purchase Awardee shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Stock Purchase Agreement in a form determined by the Administrator and payment of the applicable purchase price.

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(b)    Repurchase Option. Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Stock Purchase Awardee’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Stock Purchase Agreement shall be the original price paid by the Stock Purchase Awardee and may be paid by cancellation of any indebtedness of the Stock Purchase Awardee to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that unless otherwise determined by the Administrator, the restrictions shall lapse as to 20% of the Shares subject to such Stock Purchase Agreement on the first anniversary of its date of grant, as to as to an additional 20% of the Shares subject to such Stock Purchase Agreement on the second anniversary of its date of grant, as to an additional 20% of the Shares subject to such Stock Purchase Agreement on the third anniversary of its date of grant, as to an additional 20% of the Shares subject to such Stock Purchase Agreement on the fourth anniversary of its date of grant and as to the balance of the Shares subject to such Stock Purchase Agreement on the fifth anniversary of its date of grant.

(c)    Other Provisions. The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)    Rights as a Shareholder. Once the Stock Purchase Right is exercised, the Stock Purchase Awardee shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

(e)    Code §409A. Notwithstanding anything contained herein to the contrary, Stock Purchase Rights shall not be awarded if the Committee, on the basis of advice of counsel, determines that the grant of such Rights would violate Section 409A of the Code.

12.    Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider, as defined herein, subject to such terms and conditions, including vesting and/or performance conditions, as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

(a)    At the time a Stock Award is made, the Administrator shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award or shall determine that such Stock Award is not subject to any vesting requirements. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later or earlier dates than the dates provided in this sentence, the Restricted Period of a Stock Award, if any, shall lapse as follows: the restrictions shall lapse as to one third of the Shares subject to such Stock Award on the fifth anniversary of its date of grant, as to an additional one third of the Shares subject to such Stock Award on the sixth anniversary of its date of grant and as to the balance of the Shares subject to such Stock Award on the seventh anniversary of its date of grant. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or in lieu of the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. The Administrator may provide that all restrictions on Stock Award Shares shall lapse if certain performance criteria are met and that, if such criteria are not met, that such restrictions shall lapse if certain vesting conditions are satisfied. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)    The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted

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to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)    Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

(d)    Subject to the terms of the applicable Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if, prior to the date on which all restrictions applicable to such Stock Award shall have lapsed, the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement with the Company or its Affiliates or if the Stock Awardee's employment or the consultant's consultancy arrangement is terminated for Cause. If the Stock Awardee's employment or consultancy arrangement terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

(e)    Upon the satisfaction of the conditions prescribed by the Administrator with respect to a particular Stock Award, the restrictions applicable to the related Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions under the Plan, to the Stock Awardee or his beneficiary or estate, as the case may be.

13.    Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

(a)    The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment (other than the par value thereof, in the Administrator’s discretion) shall be required for Unrestricted Shares.

(b)    The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

14.    Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights in accordance with the following provisions:

(a)    Tandem Stock Appreciation Rights may be awarded by the Administrator in connection with any Option granted under the Plan, either at the time such Option is granted or thereafter at any time prior to the exercise, termination or expiration of such Option. The base price of any Tandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of the related Option. Nontandem Stock Appreciation Rights may also be granted by the Administrator at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Administrator shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 14(d). The base price of any Nontandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Administrator shall determine.

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(b)    Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Administrator may determine (which period may expire prior to the expiration date of the related Option); provided, however, if no such period is specified, a Tandem Stock Appreciation Right shall be exercisable only for the period that the related Option is exercisable. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Administrator shall determine.

(c)    Tandem Stock Appreciation Rights shall entitle the applicable Participant to surrender to the Company unexercised the related Option, or any portion thereof, and, subject to Section 14(f) to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the Option exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. In addition, the Optionee shall be entitled to receive an amount equal to any credit against the Option exercise price which would have been allowed had the Option, or portion thereof, been exercised. Cash shall be delivered in lieu of any fractional shares.

(d)    The exercise of Nontandem Stock Appreciation Rights shall, subject to Section 14(f), entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof, being exercised. Cash shall be delivered in lieu of any fractional shares.

(e)    As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Company shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 14(c) and Section 14(d) and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, or (ii) if the Administrator causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 14(f), deliver to the recipient an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

(f)    The Administrator, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

15.    Non-Transferability. Unless determined otherwise by the Administrator, an Option, Stock Appreciation Right, Stock Purchase Right and Stock Award (until such time as all restrictions lapse) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and, in the case of an Option, Stock Appreciation Right or Stock Purchase Right, may be exercised, during the lifetime of a Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares subject to Stock Purchase Agreements and Stock Award Shares are restricted (by virtue of vesting

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schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

16.    Adjustments Upon Changes in Capitalization; Dissolution; Change in Control and Other Events.

(a)    Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, Stock Award Agreement and Stock Appreciation Right and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Stock Award Agreement or Stock Appreciation Right, as well as the price per share of Common Stock covered by each such outstanding Option, Stock Purchase Right or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder of an Award as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Appreciation Right and for a holder of a Stock Purchase Right to exercise his or her Stock Purchase Right until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option or Stock Appreciation Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Purchase Right or any restrictions as to any Stock Award shall lapse as to all such Shares covered thereby, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Purchase Right or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

(c)    Exercisability and Vesting Upon a Change in Control Event. Notwithstanding any provision of this Plan other than Section 16(d), in the event that a "Change in Control Event" occurs, all Options, Stock Appreciation Rights, Stock Purchase Stock and Restricted Stock granted hereunder which are held by Employees or Consultants as of the occurrence of such a Change in Control Event shall become fully exercisable or vested immediately and automatically upon the occurrence of such a Change in Control Event, except that in the case of Restricted Stock that is subject to a performance restriction based on the Fair Market Value of the Company’s Common Stock, the Company’s repurchase rights applicable to such Restricted Stock shall lapse with respect to a Change in Control Event only if and to the extent that the per-share purchase price paid or deemed paid by the Acquirer (defined below) would suffice to fulfill such performance restriction; the balance of the Restricted Stock (or cash paid by the Acquirer for such shares) shall cease to be subject to any further repurchase rights by the Acquirer ratably and monthly over the period of time (but not greater than 36 months) that the Acquirer contracts for the Services of the Employee or Consultant who beneficially holds the Restricted Stock, and if the Acquirer does not engage the Services of the Employee, the unvested shares of Restricted Stock shall vest as of the Change in Control Event. For purposes of this Plan, the term "Change in Control Event" shall mean any of the following events:

(i)    the acquisition by any one person, or more than one person acting as a group (within the meaning of Rule 13d-3), of ownership of stock of the Company possessing more than 50% of the total voting power of the capital stock of the Company (the “Acquirer”); or

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(ii)    (a) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation (or if the transaction is structured as merger or consolidation of subsidiaries, 50% or more of the continuing or surviving parent corporation) immediately after such consolidation or merger, or (b) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company (any transaction contemplated by this clause (ii) being referred to herein as a “Sale of the Company”), where in subparagraph “a” the dominant holders of voting stock shall be regarded as an Acquirer and in subparagraph “b” the transferee shall be regarded as an Acquirer.

(d)    Assumption of Options and Awards. In the event of a Sale of the Company, each outstanding Option and Stock Appreciation Right, as modified pursuant to Section 16(c), shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Administrator determines that, at least thirty days prior to the scheduled consummation of such Sale of the Company, the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume each outstanding Option and Stock Appreciation Right, as modified pursuant to Section 16(c), or substitute an equivalent option or stock appreciation right for each outstanding Option and Stock Appreciation Right, as modified pursuant to Section 16(c), then the Administrator shall notify all holders of outstanding Options and Stock Appreciation Rights that all outstanding Options and Stock Appreciation Rights shall be fully exercisable for a period of twenty (20) days from the date of such notice and that any Options and Stock Appreciation Rights that are not exercised within such period shall terminate upon consummation of such Sale of the Company.

17.    Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to this Plan for any purpose.

18.    Date of Grant. The date of grant of an Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

19.    Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement shall be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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20.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right unless such grant or the exercise of such Option, Stock Appreciation Right or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws.

(b)    Investment Representations. As a condition to the grant of any Award or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right, the Company may require the person receiving such Award or exercising such Option, Stock Appreciation Right or Stock Purchase Right to represent and warrant at the time of any such exercise or grant that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)    Additional Conditions. The Administrator shall have the authority to condition the grant of any Award or rights in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future. The Administrator may implement such measures as the Administrator deems appropriate to determine whether Shares acquired as a result of the exercise of an Incentive Stock Option have been the subject of a “disqualifying disposition” for federal income tax purposes, including requiring the Optionee to hold such Shares in his or her own name and requiring that the Optionee notify the Administrator of any such “disqualifying disposition.”

(d)    Trading Policy Restrictions. Option, Stock Appreciation Right and Stock Purchase Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

21.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.    Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

24.    Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

25.    Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

26.    Option Grants under Other Plans. From and after the date on which this Plan is approved by the stockholders of the Company, no subsequent stock option grants shall be made under the following plans heretofore adopted by the Company: 2000 Stock Option Plan; 1998 Non-Employee Director Stock Option Plan; 1995 Non-Qualified Option Plan; 2004 Stock Option Plan; 1996 Stock Option Plan; 1991 Restated Stock Option Plan for Non-Employee Directors; and 1989 Restated Stock Option Plan.

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EXHIBIT B

PHOTOMEDEX, INC.
2005 INVESTMENT PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

1.1    Establishment of the Plan. PhotoMedex, Inc., pursuant to authorization by its Board of Directors, hereby establishes a stock option plan to be known as the “PhotoMedex, Inc. 2005 Investment Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of stock options to executive officers of the Company upon such officers’ purchase of shares of the Company’s Common Stock in the open market. The Plan generally provides for termination of such options if such shares are sold or otherwise transferred within three years from the date of purchase or if such officers’ service with the Company terminates for any reason before such options first become exercisable. The Plan shall become effective upon approval by the Company’s shareholders (the “Effective Date”), and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its business largely is dependent.

1.3    Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect until ten years after the Effective Date, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 10 hereof.

ARTICLE 2.  DEFINITIONS

Wherever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

“Affiliate” means any Parent and/or Subsidiary.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Cause” means, unless otherwise specifically provided in a Participant’s Option Agreement, a finding by the Committee that the Participant’s employment with the Company or any Affiliate was terminated due to one or more of the following: (i) the Participant’s performance of duties in an incompetent manner; (ii) the Participant’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Participant’s gross negligence; (iv) the Participant’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Participant’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Participant’s duties; (vi) actions by the
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Participant that are determined by the Committee to be clearly contrary to the best interests of the Company and/or its Affiliates; (vii) the Participant’s conviction of a crime constituting a felony or any other crime involving moral turpitude; (viii) the Participant’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant’s duties; or (ix) any other act or omission which, in the determination of the Committee, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Participant has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Participant’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

“Change in Control Event” shall be deemed to have occurred if any of the following events occur:

(i)    the acquisition by any one person, or more than one person acting as a group (within the meaning of Rule 13d-3), of ownership of stock of the Company possessing more than 50% of the total voting power of the capital stock of the Company; or

(ii)    (a)    any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own more than 50% of the voting shares of the continuing or surviving corporation (or if the transaction is structured as merger or consolidation of subsidiaries, more than 50% of the continuing or surviving parent corporation) immediately after such consolidation or merger, or (b) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company (any transaction contemplated by this clause (ii) being referred to herein as a “Sale of the Company”).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means a committee of the Board appointed by the Board to administer this Plan, provided that such committee is comprised of three or more directors who are “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, “non-employee directors” within the meaning of Rule 16b-3(b)(3) and “independent directors” within the meaning of Section 4200(a)(15) of the NASD Marketplace Rules.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means PhotoMedex, Inc., a Delaware corporation.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Disqualifying Disposition” shall mean any transfer of Open Market Shares other than (i) a transfer of Open Market Shares effected pursuant to a Change in Control Event or (ii) a transfer of Open Market Shares to one or more members of a Participant’s Immediate Family, or to a trust or partnership established for the benefit of one or more members of a Participant’s Immediate Family, provided that such transfer is approved in advance by the Committee and provided that the transferee agrees to be governed by the terms of the Plan pursuant to an agreement in form and substance satisfactory to the Committee.

“Employee” means an employee of the Company or any of its Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

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“Executive Officer” means any employee of the Company or any of its Affiliates who is designated by the Board as an executive officer of the Company for purposes of reporting under the Exchange Act.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)    if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)    if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Committee

“Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

“Open Market Shares” has the meaning ascribed to such term in Section 6.1 hereof.

“Option” means an option to purchase Shares granted under Article 7 hereof. It is intended that Options under this Plan shall not be incentive stock options for federal income tax purposes.

“Option Agreement” means an agreement to be entered into by and between the Company and each Participant, setting forth the terms and conditions applicable to each grant of Options pursuant to the Plan.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined pursuant to the provisions of the Plan.

“Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means an Executive Officer who has certified to the Committee that he or she purchased shares of Common Stock in the open market subsequent to the Effective Date and who has received an Option granted under the Plan. An individual who is an Executive Officer at the time of such purchase shall not cease to be a Participant with respect to the Options so granted if subsequent thereto he or she ceases to be an Executive Officer, provided that he or she continues to be an Employee.

“Shares” means the shares of Common Stock of the Company.

“Subsidiary” means a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

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ARTICLE 3.  ADMINISTRATION

3.1    The Committee. The Plan shall be administered by a Committee of the Board.

3.2    Authority of the Committee. The Committee shall have the power to determine the terms and conditions applicable to grants of Options in a manner consistent with the Plan, construe and interpret the Plan and any agreement or instrument entered into under the Plan, establish, amend, or waive rules and regulations for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

3.3    Decisions Binding. All interpretations of the Plan, determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Participants.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

4.1    Number of Shares. Subject to adjustment as provided in Section 4.3 hereof, the total number of Shares available for issuance upon the exercise of Options granted under the Plan shall not exceed 400,000. These 400,000 Shares may be either authorized but unissued, or reacquired Shares (including treasury shares). Notwithstanding the foregoing, Options with respect to no more than 200,000 Shares may be granted to any one Participant during any one fiscal year.

4.2    Lapsed Options. If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Option shall again be available for grant under the Plan.

4.3    Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, re-capitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be issued under the Plan and in the number and class of and/or exercise price of outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided that the number of Shares subject to any Option shall always be a whole number. In such event, an appropriate adjustment shall also be made in the maximum number of Shares subject to Options which may be granted under the Plan to any one person in any fiscal year.

ARTICLE 5.  PARTICIPATION

Any Executive Officer who purchases Shares in the open market subsequent to the Effective Date shall have the right, unless and until the Plan terminates or expires, to receive an Option to purchase the same number of Shares as such Executive Officer purchased in the open market, subject to the terms and conditions of the Plan. Purchases of Shares from the Company (including purchases pursuant to any other employee benefit plan of the Company) shall not constitute a purchase of Shares in the open market.

ARTICLE 6.  DOCUMENTATION AND PROCEDURES

6.1    Initiating Certificate. The Committee shall develop a Plan certification form (the “Initiating Certificate”), which must be executed and delivered to the Secretary of the Company with respect to each instance in which an Executive Officer seeks to claim the right to an Option hereunder. Pursuant to the Initiating Certificate, a Participant must certify that he or she purchased a specified number of Shares on the open market subsequent to the Effective Date (the “Open Market Shares”) and must certify the per share purchase price (net of any commissions) that he or she paid for the Open Market Shares (with

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respect to any such purchase, the “Open Market Purchase Price”). The Initiating Certificate shall recite that the Participant has submitted to the Company’s Secretary, together with the Initiating Certificate, stock certificates representing the number of Open Market Shares covered by the Initiating Certificate.

6.2    Family Transfer Certificate. The Committee shall develop a transfer form (the “Family Transfer Certificate”) pursuant to which the Committee may, but shall not be required to, permit a Participant to transfer ownership of Open Market Shares, and the related Options, to one or more members of the Participant’s Immediate Family, or to a trust or partnership established for the benefit of one or more members of the Participant’s Immediate Family, without such transfer constituting a Disqualifying Disposition.

6.3    Non-Family Transfer Certificate. The Committee shall develop another transfer form (the “Non-Family Transfer Certificate”) pursuant to which a Participant may direct the Secretary of the Company to transfer any one or more Open Market Shares to a person or entity other than one or more members of the Participant’s Immediate Family, or to a trust or partnership established for the benefit of one or more members of the Participant’s Immediate Family. The Non-Family Transfer Certificate shall contain an acknowledgement by the Participant to the effect that if any such transfer constitutes a Disqualifying Disposition with respect to any Open Market Shares, the Options granted in connection with the Participant’s purchase of such Open Market Shares shall terminate immediately upon such transfer.

6.4    Option Agreement. In addition, the Committee shall provide each Participant who purchases Open Market Shares and provides an Initiating Certificate to the Secretary of the Company with an Option Agreement, setting forth the terms and provisions applicable to the Open Market Shares purchased and the Options granted to the Participant in connection with the purchase of such Open Market Shares. Each Option Agreement shall specify that Open Market Shares will be returned to Participants on the earlier of a Change in Control Event or the three year anniversary of the date on which the applicable Participant purchased the Open Market Shares in the open market.

6.5    Voting Rights. During the period in which Open Market Shares are held by the Company’s Secretary, the Participants who purchased such Open Market Shares shall be entitled to exercise full voting rights with respect to such Open Market Shares.

6.6    Dividends and Other Distributions. During the period in which Open Market Shares are held by the Company’s Secretary, the Participants who purchased such Open Market Shares shall be entitled to receive all dividends and other distributions (if any) paid with respect to such Open Market Shares while they are so held. If any such dividends or distributions are paid in Shares, such Shares shall be treated as Open Market Shares and shall be subject to the same consequences with respect to transferability as the Open Market Shares with respect to which they were paid.

ARTICLE 7.  STOCK OPTIONS

7.1    Option Grants. The Committee shall grant Options to each Executive Officer who, subsequent to the Effective Date, purchases Shares in the open market and submits to the Company’s Secretary an Initiating Certificate describing such purchase (in such detail as the Committee shall require), accompanied by certificates representing the Open Market Shares. Such grant shall be effected as of the date on which the related open market purchase is made, provided that the Initiating Certificate and stock certificates are delivered to the Company’s Secretary within fifteen business days after the date of such open market purchase. In the event that the Initiating Certificate and stock certificates are submitted to the Company’s Secretary more than fifteen business days after such open market purchase, the effective date of such Options shall be determined in the discretion of the Committee.

7.2    Number of Shares. The number of Shares covered by each Option granted pursuant to the Plan shall equal the number of Open Market Shares purchased giving rise to such grant,

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provided that an Executive Officer will not be entitled to receive Options hereunder with respect to open market purchases that exceed $250,000 in the aggregate during the term of the Plan.

7.3    Option Price. The per share Option Price for each Option granted under the Plan in connection with the purchase of Open Market Shares shall equal the Open Market Purchase Price paid for such Open Market Shares, but in no event shall Options be granted at a per Share exercise price that would cause such Options to be deemed a deferral of compensation under Section 409A of the Code.

7.4    Duration of Options. Each Option shall expire ten years from the date of grant, subject to earlier termination as provided in this Plan and the applicable Option Agreement.

7.5    Exercise of Options. Each Option granted with respect to the purchase of Open Market Shares shall first become exercisable on the earlier of three years from the date of grant of such Option or upon a Change in Control Event (such earlier date, the “Initial Exercise Date”), provided, however, that (i) no Option may be exercised hereunder if the related Open Market Shares have been subject to a Disqualifying Disposition prior to such Initial Exercise Date, (ii) no Option may be exercised hereunder subsequent to the date on which such Option expires and (iii) no Option may be exercised hereunder subsequent to the date on which such Option terminates.

7.6    Nature of Options. None of the Options granted under the Plan shall be granted as “incentive stock options” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

7.7    Payment. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    other Shares of the Company’s capital stock which (A) have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)    consideration received by the Company under a cashless exercise program permitted by the Committee, including a cashless exercise program utilizing the services of a single broker acceptable to the Committee;

(v)    a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

(vi)    any combination of the foregoing methods of payment; or

(vii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

7.8    Restrictions on Share Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the

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requirements of NASDAQ or any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

7.9    Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or with the approval of the Committee. During a Participant’s lifetime, all Options granted to a Participant under the Plan shall be exercisable only by such Participant, except if the Committee permits a transfer of such Option.

7.10    Rights. Prior to the purchase of Shares upon exercise of an Option, a Participant shall not have the rights of a shareholder with respect to such Shares. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares covered by such Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

ARTICLE 8.  TERMINATION OF SERVICE

8.1    Termination of Relationship as an Employee. If a Participant ceases to be an Executive Officer subsequent to the grant of an Option to such Participant hereunder, such event shall not affect the exercisability of any Option theretofore granted to such Participant provided that such Participant continues to be an Employee. If a Participant ceases to be an Employee, other than as a result of the Participant's death, Disability or termination for Cause, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is exercisable on the date of termination of the Participant’s employment (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 8.2, 8.3 and 8.4 of this Plan, if an Option is exercisable on the date that a Participant ceases to be an Employee, the Option shall remain exercisable for three months following the Participant's termination of employment (but in no event later than the expiration of the term of such Option). If, on the date of a Participant’s termination of employment, the Participant has an Option which is not exercisable, the Option shall terminate and the Shares covered by such Option shall revert to the Plan. If, on the date of a Participant’s termination of employment, the Participant has an Option which is exercisable but the Participant does not exercise his or her Option in full within the time allotted hereunder, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

8.2    Disability of an Optionee. If a Participant ceases to be an Employee as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is exercisable on the date of termination of employment (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, if an Option is exercisable at the time that a Participant’s employment is terminated due to Disability, the Option shall remain exercisable for twelve (12) months following the Participant’s termination of employment (but in no event later than the expiration of the term of such Option). If, on the date of termination of the Participant’s employment due to the Participant’s Disability, the Option is not exercisable, the Option shall terminate and the Shares covered by the Option shall revert to the Plan. If, on the date of termination of the Participant’s employment due to the Participant’s Disability, the Participant has an Option which is exercisable but the Participant does not exercise his or her Option in full within the time allotted hereunder, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

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8.3    Death of an Optionee. If a Participant ceases to be an Employee as a result of the Participant's death, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent the Option is exercisable on the date of the Participant’s death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is exercisable on the date of the Participant’s death. In the absence of a specified time in the Option Agreement, an Option which is exercisable on the date of a Participant’s death shall remain exercisable for twelve (12) months following such Participant’s death (but in no event later than the expiration of the term of such Option). If, on the date of termination of the Participant’s employment due to the Participant’s death, the Option is not exercisable, the Option shall terminate and the Shares covered by the Option shall revert to the Plan. If, on the date of termination of the Participant’s employment due to the Participant’s death, the Participant has an Option which is exercisable but such Option is not exercised in full within the time allotted hereunder, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

8.4    Termination for Cause. Unless otherwise provided in a Participant’s Option Agreement, if a Participant’s employment with the Company is terminated for Cause, then such Participant shall have no right to exercise any of such Participant’s Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall terminate as of the date of such termination of employment and shall revert to the Plan.

ARTICLE 9.  DISSOLUTION; CHANGE IN CONTROL AND OTHER EVENTS

9.1    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each holder of an Option as soon as practicable prior to the effective date of such proposed dissolution or liquidation. Notwithstanding any provision herein to the contrary, the Committee in its discretion may provide for a Participant to have the right to exercise his or her Option even though such Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to any such dissolution or liquidation.

9.2    Change in Control Event. Notwithstanding any provision of this Plan to the contrary other than Section 9.3, in the event that a Change in Control Event occurs, all Options which are held by Participants as of the occurrence of such Change in Control Event shall be fully exercisable.

9.3    Assumption of Options. In the event of a Sale of the Company, each outstanding Option, as modified pursuant to Section 9.2, shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Committee determines that, at least thirty days prior to the scheduled consummation of such Sale of the Company, the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume each outstanding Option, as modified pursuant to Section 9.2, or substitute an equivalent option for each outstanding Option, as modified pursuant to Section 9.2, then the Committee shall notify all holders of outstanding Options that all outstanding Options shall be fully exercisable for a period of twenty days from the date of such notice and that any Options that are not exercised within such period shall terminate upon consummation of such Sale of the Company.

ARTICLE 10.  AMENDMENT AND TERMINATION OF THE PLAN

10.1    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

10.2    Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

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10.3    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Option, unless mutually agreed otherwise between the Participant and the Company, which agreement shall be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

ARTICLE 11.  MISCELLANEOUS

11.1    Legal Compliance. Shares shall not be issued in connection with the grant of any Option unless such grant and the issuance and delivery of such Shares shall comply with all Applicable Laws.

11.2    Investment Representations. As a condition to the grant of any Option, the Company may require the person receiving such Option to represent and warrant at the time of such grant and/or at the time of any exercise of such Option that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

11.3    Additional Conditions. The Committee shall have the authority to condition the grant of any Option in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.

11.4    Trading Policy Restrictions. Shares acquired upon the exercise of Options shall be subject to the terms and conditions of any insider trading policy established by the Company or the Committee.

11.5    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

11.6    Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

11.7    Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve months after the date the Plan is adopted by the Board.

11.8    Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Option.

11.9    Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

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EXHIBIT C

RESTRICTED STOCK AGREEMENT

granted pursuant to the

PHOTOMEDEX, INC. 2005 EQUITY COMPENSATION PLAN

THIS RESTRICTED STOCK AGREEMENT (the “Restricted Stock Agreement”) is made and entered into as of _________, 200_ by and between PhotoMedex, Inc., a Delaware corporation (the “Company”) and the following individual:

Name:  _________________________ (the “Purchaser”)
Address __________________________________________________

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the PhotoMedex, Inc. 2005 Equity Compensation Plan (the “Plan”). The Purchaser agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Restricted Stock Agreement, except as otherwise specifically provided in the Plan.

SECTION 1  ACQUISITION OF SHARES.

(a)    Issuance. On the terms and conditions set forth in this restricted stock agreement, the company agrees to issue _____________ (_________) shares to the purchaser. The issuance shall occur at the offices of the company on the date set forth above or at such other place and time (but not in a calendar year other than the current calendar year) as the parties may agree.

(b)    Consideration. The Purchaser agrees to pay to the Company the sum of $.01 (the “Per Share Purchase Price”) for each of such Shares, representing the par value thereof. Payment shall be made on the issuance date by delivery to the Company of the Purchaser’s check in the amount of the aggregate purchase price.

(c)    Defined Terms. Certain capitalized terms are defined in Sections 2 and 3 of this Restricted Stock Agreement.

SECTION 2  RIGHT OF REPURCHASE.

(a)     Scope of Repurchase Right. Until they vest in accordance with Section (b) below, the Purchased Shares shall be Restricted Shares and shall be subject to the Right of Repurchase. The Company (or, if there is a Change in Control Event, the New Employer) may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Purchaser’s Service. The Right of Repurchase may be exercised automatically under Section 2(d) below. If the Right of Repurchase is exercised prior to a Change in Control Event, the Company shall pay the Purchaser an amount equal to the Per Share Purchase Price (i.e., $.01 per Share) (as adjusted for stock splits, stock dividends and similar corporate transactions) for each of the Restricted Shares being repurchased. If the Right of Repurchase is exercised subsequent to a Change in Control Event, the New Employer shall pay the Purchaser an amount, for all of the CIC Restricted Shares which are repurchased, equal to the total amount paid by the Purchaser for the Purchased Shares multiplied by a fraction, the numerator of which is the number of CIC Restricted Shares being repurchased and the denominator of which is the number of CIC Whole Shares (as defined in Section 2(b)(iv).

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(b)    Lapse of Repurchase Right.

(i)    For purposes of this Restricted Stock Agreement, the term “2011 Unvested Shares” shall mean Purchased Shares which are Restricted Shares as of January 15, 2011.

(ii)    Except as otherwise provided in Section 2(b)(iv), the Right of Repurchase shall lapse on January 15, 2011 with respect to 33-1/3% of the 2011 Unvested Shares if the Purchaser continues to provide Service from the date hereof through January 15, 2011, the Right of Repurchase shall lapse on January 15, 2012 with respect to an additional 33-1/3% of the 2011 Unvested Shares if the Purchaser continues to provide Service from the date hereof through January 15, 2012, and the Right of Repurchase shall lapse on January 15, 2013 with respect to 100% of the 2011 Unvested Shares if the Purchaser continues to provide Service from the date hereof through January 15, 2013.

(iii)    The Right of Repurchase shall also lapse in accordance with the following provisions:

(A)    For purposes of this Section 2(b)(iii), the following terms shall have the following meanings:

(1)    “Trading Day” shall mean a day on which securities are traded on the New York Stock Exchange.

(2)    “2005 Average Price” shall mean the greater of (i) $2.50 and (ii) the average Fair Market Value (as defined in the Plan) of the Company’s Common Stock for each of the Trading Days (each such Trading Day to be a day of determination for purposes of the definition of Fair Market Value under the Plan) in the 90 day period ending on the date of the annual meeting of the Company’s stockholders at which this Plan is approved by the Company’s stockholders.

(3)    “2006 Average Price” shall mean the average Fair Market Value of the Company’s Common Stock for each of the Trading Days (each such Trading Day to be a day of determination for purposes of the definition of Fair Market Value under the Plan) in the period from October 1, 2006 through December 31, 2006.

(4)    “2007 Average Price” shall mean the average Fair Market Value of the Company’s Common Stock for each of the Trading Days (each such Trading Day to be a day of determination for purposes of the definition of Fair Market Value under the Plan) in the period from October 1, 2007 through December 31, 2007.

(5)    “2008 Average Price” shall mean the average Fair Market Value of the Company’s Common Stock for each of the Trading Days (each such Trading Day to be a day of determination for purposes of the definition of Fair Market Value under the Plan) in the period from October 1, 2008 through December 31, 2008.

(6)    “2009 Average Price” shall mean the average Fair Market Value of the Company’s Common Stock for each of the Trading Days (each such Trading Day to be a day of determination for purposes of the definition of Fair Market Value under the Plan) in the period from October 1, 2009 through December 31, 2009.

(7)    “2010 Average Price” shall mean the average Fair Market Value of the Company’s Common Stock for each of the Trading Days (each such Trading Day to be a day of determination for purposes of the definition of Fair Market Value under the Plan) in the period from October 1, 2010 through December 31, 2010.

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(B)    The Right of Repurchase shall lapse on December 31, 2006 with respect to 20% of the Purchased Shares if the Purchaser is providing Service on such date and if the 2006 Average Price equals or exceeds the 2006 Target Price. For purposes of this Restricted Stock Agreement, the term “2006 Target Price” shall equal 125% of the 2005 Average Price.

(C)    The Right of Repurchase shall lapse on December 31, 2007 with respect to 20% of the Purchased Shares if the Purchaser is providing Service on such date and if the 2007 Average Price equals or exceeds the 2007 Target Price. For purposes of this Restricted Stock Agreement, the term “2007 Target Price” shall equal 125% of the 2006 Target Price.

(D)    The Right of Repurchase shall lapse on December 31, 2008 with respect to 20% of the Purchased Shares if the Purchaser is providing Service on such date and if the 2008 Average Price equals or exceeds the 2008 Target Price. For purposes of this Restricted Stock Agreement, the term “2008 Target Price” shall equal 125% of the 2007 Target Price.

(E)    The Right of Repurchase shall lapse on December 31, 2009 with respect to 20% of the Purchased Shares if the Purchaser is providing Service on such date and if the 2009 Average Price equals or exceeds the 2009 Target Price. For purposes of this Restricted Stock Agreement, the term “2009 Target Price” shall equal 125% of the 2008 Target Price.

(F)    The Right of Repurchase shall lapse on December 31, 2010 with respect to all of the Purchased Shares for which such Right has not previously lapsed if the Purchaser is providing Service on such date and if the 2010 Average Price equals or exceeds the 2010 Target Price. For purposes of this Restricted Stock Agreement, the term “2010 Target Price” shall equal 125% of the 2009 Target Price.

(iv) Notwithstanding any provision herein to the contrary, if a Change in Control Event (as defined in the Plan) occurs before the Purchaser’s Service terminates and the Purchased Shares are converted entirely into securities of a successor corporation (the “New Employer Shares”), the Right of Repurchase shall lapse with respect to the New Employer Shares as follows:

(I) For purposes of this Agreement, the following terms shall have the following meanings with respect to a Change in Control Event:

(A) The term “CIC Share Consideration” shall mean, with respect to such Change in Control Event, the number of New Employer Shares into which one Purchased Share is converted pursuant to the terms of the definitive agreement or agreements evidencing such Change in Control Event (collectively, the “CIC Agreement”).

(B) The term “CIC Share Consideration Value” shall mean the fair market value of the CIC Share Consideration as determined by the Administrator, such CIC Share Consideration Value to be determined by multiplying the CIC Share Consideration by the average of the per share closing sales prices (or, if closing sales prices are not available, closing bid prices, or, if not available, the mean between the high bid and low asked prices or if not available, as determined by the Administrator in good faith) of the New Employer Shares during the last five Trading Days immediately preceding the signing of the CIC Agreement.

(C) The term “CIC Restricted Shares” shall mean New Employer Shares issued upon conversion of the Purchaser’s Restricted Shares pursuant to the CIC Agreement.

(D)  The term “CIC Unrestricted Shares” shall mean New Employer Shares issued upon conversion of the Purchaser’s Unrestricted Purchased Shares pursuant to the CIC Agreement.

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(E) The term “CIC Whole Shares” shall mean the number of New Employer Shares which would be issued pursuant to the CIC Agreement if all of the Purchased Shares were converted into New Employer Shares.

(F) The term “Third Anniversary Date” shall mean the date which is three years after the date on which such Change in Control Event is consummated.

(G) “Unrestricted Purchased Shares” shall mean Purchased Shares which are not Restricted Shares immediately prior to the effective time of such Change in Control Event.

(H) “Unvested CIC Shares” shall mean those New Employer Shares, if any, which remain subject to the Right of Repurchase after the operation of Section 2(b)(iv)(II) through Sections 2(b)(iv)(VIII), inclusive.

(II)  The Right of Repurchase shall lapse upon consummation of such Change in Control Event with respect to all of the CIC Unrestricted Shares.

(III) If the CIC Consideration Value is equal to or greater than the 2010 Target Price, then the Right of Repurchase shall lapse upon consummation of such Change in Control Event with respect to all of the CIC Restricted Shares.

(IV) If the CIC Consideration Value is equal to or greater than the 2009 Target Price but less than the 2010 Target Price, then the Right of Repurchase shall lapse with respect to a number of CIC Restricted Shares (which shall not be less than zero) equal to (x) 80% of the CIC Whole Shares minus (y) the number of CIC Unrestricted Shares.

(V) If the CIC Consideration Value is equal to or greater than the 2008 Target Price but less than the 2009 Target Price, then the Right of Repurchase shall lapse with respect to a number of Purchased Shares (which shall not be less than zero) equal to (x) 60% of the CIC Whole Shares minus (y) the number of CIC Unrestricted Shares.
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(VI) If the CIC Consideration Value is equal to or greater than the 2007 Target Price but less than the 2008 Target Price, then the Right of Repurchase shall lapse with respect to a number of Purchased Shares (which shall not be less than zero) equal to (x) 40% of the CIC Whole Shares minus (y) the number of CIC Unrestricted Shares.
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(VII) If the CIC Consideration Value is equal to or greater than the 2006 Target Price but less than the 2007 Target Price, then the Right of Repurchase shall lapse with respect to a number of Purchased Shares (which shall not be less than zero) equal to (x) 20% of the of the CIC Whole Shares minus (y) the number of CIC Unrestricted Shares.

(VIII) If (a) the CIC Consideration Value is less than the 2010 Target Price, (b) immediately prior to the effective time of such Change in Control Event, one or more of the Purchased Shares are Restricted Shares and (c) the entity that controls the Company upon consummation of such Change in Control Event (the “New Employer”) does not offer to employ the Purchaser (i) at a base salary that is at least equal to the base salary earned by the Purchaser immediately prior to such effective time and (ii) in a position that is executive in nature (as determined by the Administrator prior to such effective time), then the Right of Repurchase shall lapse with respect to all of the CIC Restricted Shares as of such effective time.

(IX) If (a) the CIC Consideration Value is less than the 2010 Target Price, (b) immediately prior to the effective time of such Change in Control Event, one or more of the Purchased Shares are Restricted Shares, (c) the New Employer offers to employ the Purchaser (i) at a base salary that is at least equal to the base salary earned by the Purchaser immediately prior to such effective time and (ii) in a position that is executive in nature (as determined by the Administrator prior to such
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effective time) and (d) the Purchaser accepts such employment, then the following provisions shall apply: with respect to the CIC Unvested Shares:

(A) the Right of Repurchase shall lapse with respect to all of the CIC Unvested Shares if, subsequent to such effective time and prior to the Third Anniversary Date, (i) the New Employer terminates the Purchaser’s employment with the New Employer and its affiliates without Cause or (ii) the Purchaser terminates such employment because the New Employer has either (x) reduced the Purchaser’s base salary to a rate that is below the base salary earned by the Purchaser immediately prior to such effective time or (y) assigned the Purchaser to a position that is not executive in nature (as determined in good faith by the board of directors of the New Employer); and

(B) the Right of Repurchase shall lapse with respect to one thirty-sixth (1/36th) of the CIC Unvested Shares on the last day of each of the thirty-six succeeding calendar months following the calendar month in which such Change in Control Event occurs if, on the last day of such succeeding calendar month, the Purchaser continues to provide service to the New Employer or one of its affiliates (“Post CIC Service”).

(v) Notwithstanding any provision herein to the contrary, if a Change in Control Event (as defined in the Plan) occurs before the Purchaser’s Service terminates and the Purchased Shares are converted, in whole or in part, into consideration other than securities of the New Employer, then arrangements shall be made, prior to the consummation of such Change in Control Event, by the Administrator and the New Employer to place the Purchaser in substantially the same position that the Purchaser would have occupied had the consideration been solely securities of the New Employer.

(c)    Escrow. Upon issuance, the certificate(s) for Purchased Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Restricted Stock Agreement. Any additional or exchanged securities or other property described in Section 2(f) below shall be delivered to the Company to be held in escrow. All ordinary cash dividends on Purchased Shares (or on other securities held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Purchased Shares, together with any other assets held in escrow under this Restricted Stock Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or (ii) released to the Purchaser upon his or her request to the extent that the Purchased Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Purchased Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Restricted Stock Agreement, shall be released within 90 days after the termination of the Purchaser’s Service.

(d)    Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the

Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 9 that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Section 2(a) above for the Restricted Shares being repurchased (i.e., $.01 per Share, as adjusted for stock splits, stock dividends and similar corporate transactions). Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Purchaser. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company (if not already held by the Company).

(e)    Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 2 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 2 whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

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(f)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity (other than a Change in Control Event), any other corporate reorganization (other than a Change in Control Event), a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall continue to be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares and to all of the provisions of this Section 2, including the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization that does not constitute a Change in Control Event, the Right of Repurchase may be exercised by the Company’s successor.

(g)    Transfer of Restricted Shares. The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent (which consent may be withheld with or without any reason therefor), except as provided in the following sentence. The Purchaser may transfer Restricted Shares to one or more members of the Purchaser’s Immediate Family or to a trust or partnership established by the Purchaser for the benefit of the Purchaser and/or one or more members of the Purchaser’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Restricted Stock Agreement. If the Purchaser transfers any Restricted Shares, then this Restricted Stock Agreement shall apply to the Transferee to the same extent as to the Purchaser.

(h)    Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 2.

(i)    Part-Time Employment and Leaves of Absence. If the Purchaser commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in Section 2(b) above in accordance with the Company’s part-time work policy or the terms of an agreement between the Purchaser and the Company pertaining to his or her part-time schedule. If the Purchaser goes on a leave of absence, then the Company may adjust the vesting schedule set forth in Section 2(b) above in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue while the Purchaser is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Purchaser immediately returns to active work.

SECTION 3  OTHER DEFINITIONS.

“Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

“Purchased Shares” shall mean the Shares purchased by the Purchaser pursuant to this Restricted Stock Agreement.

“Repurchase Period” shall mean a period of 180 consecutive days commencing on the date when the Purchaser’s Service terminates for any reason, including (without limitation) death or disability.
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“Restricted Share” shall mean a Purchased Share that is subject to the Right of Repurchase.

“Right of Repurchase” shall mean the Company’s right of repurchase described in Section 2.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Service” shall mean service to the Company or its subsidiaries as an Employee or, following a Change in Control Event, service to the New Employer (as defined in Section 2(b)) or its subsidiaries as an employee.

“Share” shall mean one share of Stock

“Stock” shall mean the Common Stock of the Company, par value $0.01 per Share.

“Transferee” shall mean any person to whom the Purchaser directly or indirectly transfers any Purchased Shares.

SECTION 4  OTHER RESTRICTIONS ON TRANSFER.

(a)    Purchaser Representations. In connection with the issuance and acquisition of Shares under this Restricted Stock Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i)    The Purchaser has received a copy of an offering memorandum relating to the sale of the Purchased Shares to the Purchaser hereunder.

(ii)    The Purchaser acknowledges his or her understanding that if he or she is an “affiliate” of the Company, the Purchaser’s right to resell the Purchased Shares after the Company’s Right of Repurchase lapses is restricted under the Securities Act.

(iii)    The Purchaser will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he or she will not dispose of the Purchased Shares unless and until he or she has complied with all requirements of this Restricted Stock Agreement applicable to the disposition of Purchased Shares and he or she has provided the Company with written assurances, in substance and form reasonably satisfactory to the Company, that (A) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares under state securities law.

(b)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Restricted Stock Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Purchased Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

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(c)    Rights of the Company. The Company shall not be required to (i) transfer on its books any Purchased Shares that have been sold or transferred in contravention of this Restricted Stock Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Restricted Stock Agreement.

SECTION 5  SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Restricted Stock Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and shall be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Restricted Stock Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6  NO RETENTION RIGHTS.

Nothing in this Restricted Stock Agreement shall confer upon the Purchaser any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Purchaser, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7  TAX ELECTION.

The acquisition of the Purchased Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of purchase. The form for making the Code Section 83(b) election is attached to this Restricted Stock Agreement as Exhibit I. The Purchaser should consult with his or her tax advisor to determine the tax consequences of acquiring the Purchased Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Purchaser acknowledges that it is his or her sole responsibility, and not the Company’s responsibility, to file a timely election under Code Section 83(b), even if the Purchaser requests the Company or its representatives to make this filing on his or her behalf.  CIRCULAR 230 DISCLAIMER: Nothing contained herein concerning certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.

SECTION 8  LEGENDS.

All certificates evidencing Purchased Shares shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE ISSUER OF SUCH SHARES AND THE REGISTERED HOLDER OF SUCH SHARES (OR THE PREDECESSOR IN INTEREST TO SUCH HOLDER OF SHARES). SUCH AGREEMENT GRANTS TO SUCH ISSUER CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF SUCH ISSUER WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

If required by the authorities of any state in connection with the issuance of the Purchased Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.
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SECTION 9  NOTICE.

Any notice required by the terms of this Restricted Stock Agreement shall be given in writing and shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with a recognized overnight courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in accordance with this Section 9.

SECTION 10  ENTIRE AGREEMENT.

This Restricted Stock Agreement, together with the Plan, constitutes the entire contract between the parties hereto with regard to the subject matter hereof and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

SECTION 11  CONFLICITS OF LAW.

This Restricted Stock Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles.

IN WITNESS WHEREOF, each of the parties has executed this Restricted Stock Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

PURCHASER:	PHOTOMEDEX, INC.

/s/	By:	/s/

Name: Address:		Name: Title:

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